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Templeton Growth Fund, Inc.

                           PROSPECTUS - APRIL 1, 2005

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                           TEMPLETON GROWTH FUND, INC.
           P.O. Box 33030, St. Petersburg, Florida 33733-8030, U.S.A.

                                    Custodian

                               JPMORGAN CHASE BANK
                                Metro Tech Center
                        Brooklyn, New York 11245, U.S.A.

                                 Transfer Agent

                   FRANKLIN TEMPLETON INVESTOR SERVICES, LLC.
     3344 Quality Drive, PO Box 2258, Rancho Cordova, CA 95741-2258, U.S.A.
           P.O. Box 33030, St. Petersburg, Florida 33733-8030, U.S.A.

                Paying Agents in the Federal Republic of Germany

                                 J.P. MORGAN AG
               Junghofstrasse 14, 60311 Frankfurt am Main, Germany

                       MARCARD, STEIN & CO. GMBH & CO. KG
                               Bankers since 1790
                      Ballindamm 36, 20095 Hamburg, Germany

                                MERCK FINCK & CO.
                                 Private Bankers
                      Neuer Wall 77, 20354 Hamburg, Germany

                     Paying Agent in the Republic of Austria

                          BANK AUSTRIA CREDITANSTALT AG
                         Am Hof 2, 1010 Vienna, Austria

                Representative in the Federal Republic of Germany

                            DR. CARL GRAF HARDENBERG
                                 Attorney-at-law
                    Claudiusstrasse 11, 10557 Berlin, Germany

                    Representative in the Republic of Austria

                          BANK AUSTRIA CREDITANSTALT AG
                         Am Hof 2, 1010 Vienna, Austria

                                     Auditor

                           PRICEWATERHOUSECOOPERS LLP
                                333 Market Street
                         San Francisco, CA 94105, U.S.A.

                      Main Distributor and Service Company
                   FRANKLIN TEMPLETON INVESTMENT SERVICES GMBH
          Postfach 11 18 03, 60053 Frankfurt am Main, Germany - Mainzer
                Landstrasse 16, 60325 Frankfurt am Main, Germany

    This prospectus does not constitute a solicitation to purchase shares in countries where the shares of the Investment Company may not be offered for sale to the public. Investment intermediaries, banks and other persons are not authorized to provide any information or make any representations not contained in this prospectus.

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Contents

                                                                            Page

Important Remarks                                                              6

Fees and Expenses - An Overview                                                7

Financial Highlights                                                           8

Purchasing Fund Shares                                                         9
Minimum Investments                                                            9
Payment Methods in Germany                                                     9
Payment Methods in Austria                                                    10
Additional Payments                                                           10
Transfer of Funds in USD                                                      10
Automatic Investment Plans in Germany and Austria                             10

Issue of Shares                                                               11

Account Maintenance                                                           11
Joint Accounts with Joint Authorization                                       11
Joint Accounts with Individual Authorization                                  11
Procedure in the Event of Death                                               12
Accounts for Minors                                                           12
Shareholders' Obligation to Cooperate                                         12

Offering Price                                                                13
Sales Charge Scale                                                            13
Contingent Deferred Sales Charge                                              13
Market Timing Trading Policy                                                  13
Cumulative Quantity Discount                                                  15
Letter of Intent                                                              15
Right of Reinvestment                                                         15
Purchases at Net Asset Value                                                  15

Redeeming Fund Shares                                                         17
Systematic Withdrawal Plan                                                    18
Redemption Fee                                                                18

Right of Exchange                                                             20
Institutional Investors                                                       21
Account Statements                                                            21

Investment Objective and Policy                                               21

Investment Techniques                                                         22
Temporary Investments                                                         22
Repurchase Agreements                                                         22
Securities Index Options                                                      22
Stock Index Futures Contracts                                                 22
Lending of Portfolio Securities                                               22
Swap Agreements                                                               22

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Investment Principles and Restrictions                                        23
Fundamental Investment Principles and Restrictions                            23

Risks                                                                         25
Typical Investor Profile                                                      28

Investments and Associated Risks                                              29

General Information                                                           33
Inquiries                                                                     33
Investment Manager                                                            33
Investment Management Agreement                                               35
Management Fee                                                                35
Description of the Shares/Share Certificates                                  35
Shareholder Meetings                                                          35
Distributions                                                                 35
Custodian                                                                     36
Administrator and Service Provider                                            37
Officers and Directors                                                        37
Rules and Procedures for Proxy Voting                                         41
Net Asset Value                                                               43
Calculation of Net Asset Value                                                43
Suspension of Calculation of the Net Asset Value                              44
Representatives                                                               44
Tax Information                                                               44
Taxation in the United States of America                                      44
Taxation in the Federal Republic of Germany                                   45
Taxation in the Republic of Austria                                           46
Transfer Agent                                                                47
Independent Auditors                                                          47
Disclosures                                                                   47
Price Disclosures                                                             47
Semi-Annual and Annual Reports                                                47
Distribution Services Plan                                                    47
Paying Agent Fee                                                              48

Place of Jurisdiction                                                         48

Right of Revocation                                                           48

Contract Terms                                                                48

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Important Remarks

This prospectus contains information on Class A shares of the Templeton Growth Fund, Inc. (hereinafter the "Fund" or the "Investment Company") that future shareholders should be aware of before making their investment decision. We recommend that investors read this prospectus carefully and retain it together with the other documents they have received.

The Fund's shares of Templeton Growth Fund, Inc. offered in the Federal Republic of Germany and the Republic of Austria are "Class A shares." In the U.S. other classes of shares in the Fund's assets are on offer for which the fees are structured differently. In Germany and in Austria, only Class A shares are available. All the information contained in this prospectus therefore refers to Class A shares.

Templeton Growth Fund, Inc. was established as a Maryland stock corporation on November 10, 1986, for an indefinite period, and began trading on December 31, 1986, constituting 58% of the legal successor of Templeton Growth Fund Inc., Ltd. (the "Canadian fund"), which was restructured into two funds on that date. According to the restructuring terms, the Canadian shareholders, representing 42% of the shares in circulation, remained shareholders in the Canadian fund, whereas the non-Canadian shareholders, representing 58% of the shares in circulation, became shareholders in the Fund. The Investment Company, in accordance with the U.S. Investment Company Act of 1940 (the "1940 Act"), is registered in the United States with the Securities and Exchange Commission ("SEC") under the file number 33-9981 as an open, diversified investment company. The shares of the Investment Company are not traded on any stock exchange but will, under normal conditions, be redeemed at any time by the Investment Company. The Investment Company's capital resources are at all times equivalent to the net value of its assets.

All aspects of your legal relationship with the Investment Company are based on the German version of this prospectus and of all other publications issued by the Investment Company. Beginning on page 48, this prospectus contains a synopsis of the contract terms. Copies of the Investment Company's unabridged articles of incorporation and of the Statement of Additional Information are available on request from the German service company Franklin Templeton Investment Services GmbH.

Attached to the prospectus is an annual report whose cut-off date may be no more than 16 months previously; if the cut-off date is more than 8 months previously, a semi-annual report is also attached.

The Fund's shares have been neither approved nor disapproved by the Securities and Exchange Commission or by monitoring authorities in any individual U.S. state, nor have either the Securities and Exchange Commission or monitoring authorities in any individual U.S. state passed judgment upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Investment Company is not subject to monitoring by the German Federal Authority for Financial Services Supervision [BaFin: formerly the Federal Banking Supervisory Authority (BAKred)] or to state monitoring by any other German authority. However, in accordance with Article 7 of the German Foreign Investment Act (AuslInvG), the BaFin was notified on July 28, 1982 of the intention to sell the Investment Company's shares in the Federal Republic of Germany. In accordance with the first sentence of Article 144 Section 2(1) of the German Investment Act (InvG), this notification remains in force.

The Investment Company is not subject to monitoring by the Austrian Financial Markets Supervisory Authority (FMA) or to government monitoring by any other Austrian government agency. In accordance with Article 30 of the Austrian Investment Funds Act (Investmentfondsgesetz), the Austrian Federal Ministry of Finance, Department V/13,

Vienna, was notified in 1993 of the intention to sell the Investment Company's shares in the Republic of Austria.

The Fund's shares are not bank deposits or obligations, and are not guaranteed or endorsed by any bank. Furthermore, in the U.S. the Fund's shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Investment in the Fund's shares carries financial risks, including the possible loss of principal.

The Investment Company's deposits at its custodian bank are not protected by investment insurance organizations.

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Fees and Expenses - An Overview

This overview is intended as an aid to investors in understanding the direct and indirect costs arising in connection with investment in the Fund. The figures are based on the Fund's expenses during the previous financial year. Current figures may vary from the figures stated.

A. Fees for Shareholder Transactions:/1/
Maximum sales charge (as a percentage of offering price): 5.75%*
Payable on purchase: 5.75% *
Contingent deferred sales charge: none **
Redemption fee when redeeming shares within 7 calendar days after purchase: 2% ***

B. Annual Fund Operating Expenses
(as a percentage of average net assets):
Management fees: 0.60%
Rule 12b-1 fees: 0.25% ****
Other expenses: 0.25%
Total Fund operating expenses: 1.10%

* The dollar amount of the sales fees is the difference between the sale price of the shares purchased (multiplied by the sales fees applicable according to this table) and the net asset value of these shares. Since the sale price is calculated to two decimal places under standardized rules for rounding off figures, the number of shares purchased and the dollar amount of the sales fees, as a percentage figure of the sales price and net investment, may be higher or lower depending on whether it has been rounded down or up.

** The contingent deferred sales charge of 1% applies to investments of USD 1 million and upwards (see the "Contingent Deferred Sales Charge" section). In addition, certain retirement plans eligible to acquire the Fund's shares free of an initial sales charge may incur a contingent deferred sales charge.

*** The redemption fee is calculated as a percentage of the amount returned (using the standard rounding-off rules) and may be charged when you sell or exchange your shares, or if your shares are redeemed involuntarily. This fee is retained by the Fund and generally withheld from redemption proceeds. Please see the "Redemption Fee" section for more details.

**** These expenses may not exceed 0.25% of the Fund's average annual net assets (Please see the "Distribution Services Plan" section). After a longer period, these expenses together with the current sales charge may result in an amount exceeding the maximum sales charges that the Fund would be permitted to charge under U.S. law if it did not carry the Rule 12b-1 fees.

C. Example:

Assumes the annual return is 5% and that the Fund's operating expenses remain within the above limits. A capital investment of USD 10,000 would, if the shares are sold after the number of years stated, incur approximately the following costs:

1 year        3 years       5 years      10 years
USD 681*      USD 905       USD 1,146    USD 1,838

* Assumes that no contingent deferred sales charge apply.

This is only an example and is not intended to represent past or future expenses or returns.

----------
/1/ You may incur additional costs if you commission a bank or financial services institution with the investment.

Actual expenses or returns may be higher or lower than stated here.

Please note that only the sales charge and, where applicable, redemption fees are charged directly to your account, whereas annual Fund operating expenses are paid out of the Fund's assets and have already been taken into account when calculating net asset value.

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Financial Highlights

The table presents the Fund's financial history. The following selected financial data have been audited by the independent auditor
PricewaterhouseCoopers LLP, whose report, together with the financial statements, is included in the annual report, which is available on request. The latter also includes further details on the Fund's performance. The data referring to the years prior to 1999 were audited by others.

* Total returns do not include sales charges and have not been annualized. ** Amount less than USD 0.01 per share.

                         Financial year ended August 31

Return per Class A share
(for a share issued
during the entire period)             2004     2003     2002    2001    2000    1999    1998    1997   1996   1995   1994

Net asset value, beginning of
 year (USD)                           18.54    17.10    18.11   19.67   19.56   16.78   22.47   18.75  18.96  18.95  17.47

Returns from investment operations:
Net returns from financial
 Investments (USD)                     0.36     0.34     0.33    0.39    0.35    0.46    0.50    0.54   0.50   0.39   0.29

Net realized and unrealized gains
 (losses) (USD)                        2.58     1.46    (0.88)  (0.16)   0.99    4.76   (2.76)   4.48   1.34   1.20   2.58

Total from investment operations
 (USD):                                2.94     1.80     0.55    0.23    1.34    5.22   (2.26)   5.02   1.84   1.59   2.87

Less distributions:
Distributions from net investment
 income (USD)                         (0.45)   (0.36)   (0.40)  (0.37)  (0.54)  (0.41)  (0.55)  (0.49) (0.44) (0.29) (0.27)

Distributions from net realized
 gains (USD)                             --       --    (0.06)  (1.42)  (0.69)  (2.03)  (2.88)  (0.81) (1.61) (1.29) (1.12)

Total distributions (USD)             (0.45)   (0.36)   (0.46)  (1.79)  (1.23)  (2.44)  (3.43)  (1.30) (2.05) (1.58) (1.39)

Redemption fee                           --**     --**     --      --      --      --      --      --     --     --     --

Net asset value, end of
 year (USD)                           21.03    18.54    17.10   18.11   19.67   19.56   16.78   22.47  18.75  18.96  18.95

Total return* (%)                     16.14    10.90    (3.01)   1.62    7.58   34.72  (12.61)  28.28  10.85   9.51  17.47

Ratios/Supplemental data:

Net assets, end of year
 (USD x 100,000)                     15,771   13,021   11,689  12,093  13,191  13,369  11,117  12,129  8,451  9,964  5,612

Ratios to average net assets (%)
 of expenses                           1.10     1.13     1.10    1.15    1.11    1.12    1.08    1.08   1.09   1.12   1.10

Net investment income                  1.75     2.05     1.85    2.11    1.83    2.60    2.53    2.81   2.87   2.40   1.76

Portfolio turnover rate               24.58    32.12    55.63   24.29   50.57   32.01   48.23   41.81  19.63  35.21  27.35

Purchasing Fund Shares

If you would like to purchase these shares, please complete the application form and send the original to:

Franklin Templeton Investment Services GmbH
Postfach 11 18 03, 60053 Frankfurt a. M., Germany
Mainzer Landstrasse 16, 60325 Frankfurt a. M., Germany

Tel:     08 00/0 73 80 02 (toll-free in Germany)
         08 00/29 59 11 (toll-free in Austria)
Fax:     +49 (0) 69/2 72 23-120

Franklin Templeton Investment Services GmbH is the Fund's principal distributor for Europe. As of September 30, 2004 that company's share capital amounted to EUR 1,278,229.70. It has distribution agreements with many investment intermediaries and banks, entitling them to broker Fund shares independently.

Such investment intermediaries and banks act independently and provide the investor with their own brokerage and/or advisory services. Although they receive commissions, investment intermediaries and banks are neither subcontractors of the Fund nor of Franklin Templeton Investment Services GmbH, nor of any other Franklin Templeton Investments company, nor do they represent them in any other form. Investment intermediaries and banks are not entitled to receive money on behalf of the Fund or of a Franklin Templeton Investments company. The Fund and the Franklin Templeton Investments companies provide product information exclusively.

The Investment Company strongly advises against third-party financing of share purchases since this considerably increases the investment risk. The Investment Company is offering its shares to the public but, with the exception of certain unit-linked life insurance policies, does not participate in offering financial products that are combined with the Fund's shares.

Should independent intermediaries offer such "combination products," the Investment Company, the investment manager and its associated companies do not accept any responsibility for these products, unless they have approved them in writing.

In view of the different cost structures and tax liabilities involved in direct investment in investment funds and investment in unit-linked life insurance policies, investors are strongly advised to consult their tax and financial consultant as to which type of investment is best suited for them.

Should you require any assistance in completing the application form, please consult your investment intermediary or Franklin Templeton Investment Services GmbH.

Minimum Investments
..     Initial investment:
EUR 2,500
..     Additional payments:
EUR 500
..     Automatic investment plans:
EUR 100 per month or per quarter
..     Systematic withdrawal plan:
Fund shares worth USD 25,000, withdrawals starting at USD 100 per month (please see the "Systematic Withdrawal Plan" section)

Payment Methods in Germany

Paying agents in Germany for transactions in EUR:

J.P. Morgan AG
Junghofstrasse 14
60311 Frankfurt am Main, Germany
Account No: 6 111 600 224, Bank Routing Number (BLZ): 501 108 00

Marcard, Stein & Co. GmbH & Co. KG
Ballindamm 36
20095 Hamburg, Germany
Account No: 3 010 014, Bank Routing Number (BLZ): 200 304 00

Merck Finck & Co.
Neuer Wall 77
20354 Hamburg, Germany
Account No: 30 121 060, Bank Routing Number (BLZ): 200 307 00

Please indicate "Templeton Growth Fund, Inc." as the beneficiary for payments. Under 'Intended Use' please enter the shareholder's name and the investment account number (for existing accounts) or the application number (for first-time purchases).

Funds transfer

We recommend transferring the investment amount in euro to our account at one of the above paying agents. Preprinted transfer slips are available. Payments may only be made to the paying agent accounts listed on page 9.

Cash deposit

Please deposit the investment amount in euro in our account at one of the above paying agents (please see page 9). Please note that cash payments cannot be transacted at J.P. Morgan AG in Frankfurt.

Check remittances

Franklin Templeton Investment Services GmbH does not accept checks; it reserves the right to return to sender any checks it may nonetheless receive. Investors who wish to pay by check may do so by sending the check, under separate cover from the application, to Franklin Templeton International Services S.A., 26, Boulevard Royal, L-2449 Luxembourg.

Because of the delays involved in the processing of payments by check, also due to stricter regulations for the prevention of money laundering, and possible additional bank charges, investors are strongly advised to pay for their investments via funds transfer.

If you still want to pay by check, please note the following:

Remitting a check in EUR
Please make out your non-negotiable check in euro payable to Templeton Growth Fund, Inc., and send it - separately from the application form - to Franklin Templeton International Services S.A., Luxembourg. Franklin Templeton International Services S.A. will immediately initiate the process of having the check amount paid into a Franklin Templeton processing account. Your investment cannot be processed until payment has been confirmed.

Remitting a check in USD
Please send the U.S. dollar check, drawn on a U.S. bank and made payable to the transfer agent of the Fund, Franklin Templeton Investor Services, Inc. - separately from the application form - to Franklin Templeton International Services S.A., Luxembourg. Franklin Templeton International Services S.A. will immediately initiate the process of having the check amount paid into a Franklin Templeton processing account. Your investment cannot be processed until payment has been confirmed.

The German Foreign Trade and Payment Ordinance (AWV) requires that shareholders report payments to foreign entities to the executing financial institution. Franklin Templeton Investment Services GmbH has taken on the duty on behalf of its shareholders to submit the required reports in accordance with AWV.

Payment Methods in Austria

"Templeton Growth Fund, Inc." should always be indicated as the beneficiary for payments. Under `Intended Use' please enter the shareholder's name and the investment account number (for existing accounts) or the application number (for first-time purchases).

Please transfer the investment amount in euro to Bank Austria Creditanstalt AG. For payments by non-negotiable check in euros or by U.S. dollar order check, please follow the instructions above on remitting checks in Germany.

Paying agent in Austria for transactions in EUR:

Bank Austria Creditanstalt AG
Obere Donaustrasse 19, 1020 Vienna, Austria
Account No: 0003 -00 145/11, Bank Routing Number (BLZ): 12 000

In Austria, Bank Austria Creditanstalt AG will convert the amount received into euros and forward this amount immediately on behalf of the investor to the transfer agent.

Additional Payments

Additional payments into an already existing shareholder account may be made in euros to our paying agent accounts, stating the shareholder account number at Franklin Templeton Investor Services, Inc. Additional payments do not require the submission of a new application form.

Since the Fund's shares are always issued in accordance with the terms contained in the sales prospectus valid at the time of issue, investors are strongly advised to obtain the current prospectus before making an additional payment.

Funds Transfers in U.S. Dollars

It is also possible to pay by direct funds transfer in U.S. dollars. When doing so, it is imperative that the executing bank be informed that the name and account number, or name and application number in the case of first-time purchases, must be clearly stated. The following account is available for transfers in U.S. dollars:

Beneficiary:
Templeton Growth Fund, Inc.
Account No: 6 231 400 414, Bank Routing Number (BLZ): 501 108 00
Beneficiary bank:
J.P. Morgan AG
Frankfurt am Main (SWIFT Code: CHASDEFX, Telex No: 41 1625)
Drawn on:

JPMorgan Chase Bank, New York
(SWIFT Code: CHASUS33)
Intended use:
Shareholder's name, account number (for existing accounts) or application number (for first-time purchases)

Automatic Investment Plans in Germany and Austria

In Germany and Austria, investors have the opportunity to establish automatic investment plans that enable them to make payments for the purchase of Fund shares in monthly or quarterly installments.

The minimum plan installment is EUR 100 (monthly or quarterly); no initial deposit is required when starting an automatic investment plan.

Investors who participate in an automatic investment plan will receive plan statements by mail every six months.

In order to free investors and the Fund from having to pay bank charges, the automatic investment plan operates via direct debit.

In order to participate in an automatic investment plan, an investor must declare on the application form or, in the case of existing accounts, on a separate form available on request, that he is authorizing his bank to debit his bank account on the first day of every month with the agreed investment amount and to transfer this amount to one of the Fund's paying agent accounts. This declaration may be revoked at any time. The direct debit authorization, or notices changing the amount to be debited, must be received no later than the 20th of any month in order to ensure that they can be taken into account the following month.

Participants in the automatic investment plan agree to have sufficient available funds in their bank accounts on the day of debit and not to object to direct debit notes presented unless the content of the note is not covered by the direct debit authorization. Sales charges are only due on the investment amounts actually deposited; there is no advance debiting of costs.

Investors should be aware that an automatic investment plan involves the purchase of Fund shares whose value is subject to fluctuations, and that it is therefore possible that assets will not grow at a continuous rate, and that unfavorable circumstances may even result in a loss of the amounts invested. The investment amounts are not protected by an investment insurance system, and it cannot be guaranteed that a specific savings target will be achieved.

Issue of Shares

Shares will not be issued until both the application form and the investment amount have been received at the offices of the Fund's transfer agent, Franklin Templeton Investor Services, Inc. If payment is made via one of our paying agent accounts, the amount is received, under normal circumstances, one banking day after the paying agent account has been credited with the payment. Franklin Templeton Investment Services GmbH will immediately forward any applications it receives to the transfer agent via electronic transfer. The transfer agent will calculate, in whole shares and fractions, the number of Fund shares purchased at the offering price calculated at the end of the trading day on the New York Stock Exchange that follows the day on which payment was made to one of our paying agents, provided the transfer agent is at that time also in possession of the properly completed purchase application. Only then does an investor become a shareholder in the Fund. Before that point in time, no rights or obligations exist between the Fund and the investor.

The shareholder will receive by mail a written receipt confirming his purchase of Fund shares and stating the number of his shareholder account maintained at Franklin Templeton Investor Services, Inc. Upon written request, Franklin Templeton Investor Services, Inc. will issue a certificate for all whole shares contained in a shareholder account. However, because of the handling difficulties that arise when shares are redeemed and because of the risk of loss, we strongly advise against certificates.

For the issue of shares to banks and institutions it is necessary that their orders be received by Franklin Templeton Investment Services GmbH by 4:00 p.m. Frankfurt time on days on which the net asset value of the Fund is calculated, so that, under normal circumstances, the offering price calculated at the close of that trading day on the New York stock exchange can be used as a basis and the shares can be issued. Such orders can, however, only be accepted on days when the banks in Frankfurt am Main are open ("Bank Business Day"), and then only if there is in place an agreement to that effect with Franklin Templeton Investment Services GmbH. The banks and institutions will then immediately receive confirmation via fax that the order has been executed, stating the exact amount of the offering price to be paid. The amount invested falls due on the third German bank business day after the shares have been issued.

The Fund or the transfer agent may reject any order at their own discretion.

Investors agree to check immediately the order confirmations they receive by mail after each transaction so as to ensure that their order has been registered correctly in the investor's shareholder account. Investors also agree to notify Franklin Templeton Investment Services GmbH immediately if they did not receive an order confirmation at the expected time.

Account Maintenance

Accounts may be opened either for a single owner (individual account) or for several investors jointly (joint account). Investors are requested to mark the appropriate field in the application form.

Joint Accounts with Joint Authorization
Account transactions in a joint account require the signatures of both registered owners. Please note also the conditions outlined in the section "Procedure in the Event of Death."

Joint Accounts with Individual Authorization
In a joint account with individual authorization, all transactions in the joint account, apart from its liquidation, can be effected by one single shareholder - even in his or her favor - without the signature or other prior consent of the other shareholder. The Fund is not obligated to inform the other account owner before executing such instructions. Investors should therefore be aware of the danger of misuse inherent in an individual authorization. Any individual account owner may at any time instruct the Fund to convert an individual authorization into a joint authorization and the Fund will carry out such instruction. Please note also the conditions outlined in the section "Procedure in the Event of Death."

Procedure in the Event of Death
When establishing a joint account, the shareholders authorize the Fund or the transfer agent to transfer their shares in the event of death to the surviving account owner. Transfer to the surviving account owner can generally only take place after the death certificate has been presented. To transfer shares an account must be set up in the name of the surviving account owner. The Fund, the transfer agent or Franklin Templeton Investment Services GmbH are not obligated to notify possible heirs of this event or to ask for their instructions. However, in the event that the heir(s) of the deceased account owner cancel the transfer instruction before the Fund or the transfer agent is able to carry it out, the Fund will continue to maintain the respective account as a joint account with joint authorization and, accordingly, only execute joint instructions by the heir(s) and the surviving account owner. Account owners should therefore make appropriate provisions in their wills. Account owners who do not want the account to be transferred to the surviving shareholder should indicate this in the application form.

If, in the event of death, it becomes necessary to clarify the authorization over a shareholder account, the Fund will demand presentation of a certificate of inheritance, an executor's certificate, or other documents needed. In individual cases the Fund, at its own discretion, may waive the presentation of a certificate of inheritance or an executor's certificate, if the Fund is provided with a duplicate or a certified copy of the instrument of disposition (will, inheritance agreement) together with the relevant probate court record. The Fund is entitled to regard as authorized the person named therein as heir or executor, allow him to make account transactions and, in particular, make payments to this person without incurring any liability. This, however, will not apply if the Fund is aware that the person named therein does not have authorization over the account or if, due to negligence, it has not been informed accordingly.

Accounts for Minors
Accounts for minors will only be established with the consent of both of the minor's parents. Until the minor reaches legal age, the consent of custodians or guardians is also necessary for all other instructions regarding the account.

If one parent has sole custody of the minor, the Fund is entitled to request proof of custody before establishing the account or carrying out further transactions. For this purpose it may demand, for example, presentation of a ruling to that effect by the family court or surrogate's court.

When opening the account, those having custody of the minor determine in general that each of them shall have individual authorization over the account, unless a different form of authorization is indicated in the application form. This authorization may be cancelled at any time by written notice to the Fund, unless the custodians have decided otherwise.

The mailing address for the minor account is, until his or her reaching legal age, the address of the custodian or guardian first mentioned in the application form.

When the minor has reached legal age, the Fund may, in order to prevent misuse, demand that the account owner provide a certified signature before carrying out his or her first instruction.

Shareholders' Obligation to Cooperate
Proper maintenance of the shareholder account requires that the shareholder notify immediately the Fund of any changes to his or her name and address, as well as other changes relating to the account.

The Fund may be obligated or entitled under U.S. state laws to perform an escheatment of accounts where the shareholder cannot be located at the address known to the Fund. All orders, of whatever nature, must be unequivocal as to their content. Orders that are not formulated unequivocally may require queries, resulting in delays. The person placing the order shall be responsible for such delays.

Each shareholder must immediately check all documents sent to him or her, such as account statements, notices on the execution of orders and information regarding expected payments, as to whether they are accurate and complete and, if they are not, must immediately state his or her objection. This also applies to the non-receipt of confirmations regarding the processing of transactions ordered by the shareholder.

Offering Price

The offering price consists of the net asset value per share plus sales charge in accordance with the following table.

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Sales Charge Scale

                                                       Sales Charge
                                          in relation to
                                         gross investment         in relation to
Shares at offering price                 (offering price)*        net investment

Less than USD 50,000                                 5.75%                 6.10%
USD 50,000 but less than USD 100,000                 4.50%                 4.71%
USD 100,000 but less than USD 250,000                3.50%                 3.63%
USD 250,000 but less than USD 500,000                2.50%                 2.56%
USD 500,000 but less than USD 1,000,000              2.00%                 2.04%
USD 1,000,000 or more **                             none                  none

* The dollar amount of the sales charge is the difference between the offering price of the shares purchased (multiplied by the appropriate sales charge in accordance with the above table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of the net investment may be higher or lower depending on whether there was a downward or upward rounding.

** Investments of USD 1 million or more do not incur any sales charge at the time of purchase, but if shares are redeemed prematurely within 18 months from purchase a contingent deferred sales charge of 1% may be added (please see the "Contingent Deferred Sales Charge" section).

The following fictitious example explains the calculation of the offering price on August 31, 2004: The assets of the Fund, amounting to USD 18,679,429,428 less liabilities of USD 110,834,197 resulted in net Fund assets of USD 18,568,645,231, of which a proportion amounting to USD 15,771,173,608 consisted of Class A shares. These net assets, divided by the number of Class A shares outstanding on August 31, 2004, (749,823,500) resulted in a net asset value per Class A share of USD 21.03, which was also the redemption price on that day. The net asset value per Class A share plus sales charge at 6.10% (USD 1.28) resulted in an offering price per Class A share of USD 22.31.

Franklin Templeton Investment Services GmbH may pay, or cause to be paid, up to 100% of the sales charge to such persons, banks or other institutions that brokered the purchase of Fund shares.

Contingent Deferred Sales Charge (CDSC)
If no sales charge was paid at the time the shares were purchased, either because the total investment exceeded USD 1 million or because a Letter of Intent was provided for such an investment, a contingent deferred sales charge
(CDSC) may be assessed if all or part of the shares acquired are redeemed within 18 months. This period begins on the day in that month during which the relevant shares were purchased. If the account already contains shares having a value of more than USD 1 million, the shares purchased afterwards without sales charge may also be subject to a CDSC if they are sold within the calculation period. The CDSC is 1% of the value of the shares redeemed or of their net asset value at the time of purchase, depending on which is lower. The procedure is that shares not subject to a CDSC are redeemed first, followed by those shares subject to a CDSC, in the sequence of their dates of purchase.

Unless otherwise agreed, for redemption requests intended to redeem a certain U.S. dollar or euro amount, the CDSC will be covered through the redemption of additional shares. For redemption requests where a certain number of shares are to be redeemed, any CDSC is deducted from the redemption proceeds.

Market Timing Trading Policy

Market Timing: General Information
The Fund seeks to prevent short-term or excessive trading, often referred to as "market timing," and intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

Market Timing: Consequences
If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or the Fund's transfer agent and based on that information the Fund or its agents in their sole discretion conclude that your trading may be detrimental to the Fund as described in this market timing trading policy, the Fund may temporarily or permanently bar your future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading activity, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

Market Timing through Financial Intermediaries
You are an investor subject to this policy whether you are a direct shareholder of the Fund or are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an "Omnibus Account") with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply the Fund's market timing trading policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that is facilitated by financial intermediaries or made difficult to identify in the Omnibus Accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, assessing the Fund's market timing fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's market timing trading policy.

Risks from Market Timers
Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the Fund's shares of funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets, and in funds that hold significant investments in small-cap securities, high-yield ("junk") bonds and other types of investments that may not be frequently traded.

The Fund is currently using several methods to reduce the risk of market timing. These methods include:
..     committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing trading policy, and
..     assessing a market-timing fee for short term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Omnibus Accounts. While the Fund will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

Revocation of Market Timing Trades
Transactions placed in violation of the Fund's market timing trading policy or exchange limit guidelines are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Cumulative Quantity Discount
The reduced sales charges indicated in the sales charge table also may be applied on a cumulative basis. This means that, for purposes of calculating the applicable sales charge, the investor may combine the amount of his or her current investment purchase with the current net asset value or net asset value paid at time of purchase, whichever is higher, of the shares of this Fund and any other U.S. Franklin Templeton funds already held by the investor and his or her spouse. If the investor is the sole owner of a company, any shareholders' accounts held by the company also may be added. The same applies to the retirement plan accounts of such a sole company owner, although these are not currently offered in Germany and Austria.

Because only one U.S. fund, Templeton Growth Fund, Inc., is authorized for sale in Germany and Austria, investors should contact Franklin Templeton Investment Services GmbH in the event of any uncertainties.

The principal distributor seeks to offer to investors the most favorable sales charge possible. Receiving the correct reduction can, however, only be accomplished if the investor or his or her intermediary submits an application for the discount when purchasing the investment and provides the requisite information to enable the determination of whether a purchase qualifies for a reduction of the sales charge. The Cumulative Quantity Discount conditions may be changed or ended at any time.

Letter of Intent (LOI)
Reduced sales charges are also available to investors who provide a Letter of Intent, by means of which they state their commitment to invest a specified amount in shares of Templeton Growth Fund, Inc. during a 13-month period. The requisite forms can be obtained from Franklin Templeton Investment Services GmbH. The amount the investor agrees to invest determines the sales charge to be paid. The initial investment should be in the amount of at least EUR 2,500 or

5% of the total purchase stated in the LOI.

The following conditions apply to Letters of Intent: The shares acquired with the initial 5% of the total intended purchase are held as reserved shares and serve as security for payment of higher sales charges in the event that the total intended purchase does not take place. The reserved shares are summarily redeemed if it should become necessary to cover any additional sales charge that may be due. The reserved shares may not be exchanged into Franklin Templeton mutual funds shares, nor may they be returned until the LOI is fulfilled or the higher sales charge has been paid.

Any purchases of shares not made at the outset under an LOI may be taken into account under a later LOI, provided this LOI is issued within 90 days from purchase of the shares in question. Shares acquired more than 90 days before the filing of the LOI will be counted toward the fulfillment of the LOI, but they will not be entitled to a retroactive reduction in the sales charge.

Any redemptions made during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been fulfilled.

If the terms of the LOI are not fulfilled within 13 months, the sales charge will be adjusted upward and settled by selling the necessary number of reserved shares. If all shares are sold, or exchanged into shares of Luxembourg funds of Franklin Templeton Investment Funds, the LOI is terminated and the sales charge readjusted.

Right of Reinvestment
If you sell shares of a Franklin Templeton Fund held indirectly on your behalf as a deposit with the company of your investment agent or the trust department of your bank, or for which you are entered on the records of the transfer agent (or of a custodian bank or a depositary of the fund transfer agent), you may reinvest all or a part of the sale proceeds within 365 days (from October 1, 2005 within 90 days) after selling, without an issue surcharge. This right of reinvestment does not apply (i) to purchase of Fund shares in the context of a continuously provided automatic investment plan such as, for example, acquisition through regular deductions from a salary or debits from a bank account, or (ii) to the purchase of Fund shares using the proceeds of a sale of Franklin Templeton Fund shares held indirectly in employer-supported retirement plans that are not DCS plans, or are held by a legal person other than Franklin Templeton or by an employer-supported IRA.

To be able to use this right of reinvestment you must inform you investment agent or the Fund transfer agent about this right when you make your investment. The proceeds from the preceding sale must, moreover, be reinvested within the same share class as that of the shares sold.

If you have paid a CDSC when selling your Class A shares we will reimburse you it for the amount you have reinvested within 365 days (within 90 days from October 1, 2005) after the sale by adding the reimbursed sum to the amount of the reinvestment. (Example: If you reinvest USD 10,000 of a previous sale of USD 10,000 where you paid a CDSC of USD 100 within 365 days (within 90 days from October 1, 2005), the reinvested amount will be USD 10,100). The new shares issued to you when you reinvest are subject to the corresponding CDSC.

If the redemption proceeds are invested immediately in a Certificate of Deposit with a Franklin bank they may be reinvested under the above conditions. This reinvestment must take place within 365 days (within 90 days from October 1, 2005) after the Certificate becomes payable (including any extensions thereto).

This right does not apply to shares purchased and sold under the exchange program. Shares purchased with the proceeds of a money market fund may be liable for an issue surcharge.

Purchases at Net Asset Value
Purchases at net asset value require the submission of an additional form, which can be obtained from Franklin Templeton Investment Services GmbH.

For certain share purchases, the payment of sales charges (including contingent deferred sales charges) is waived where reinvestment takes place within 365 days (within 90 days from October 1, 2005). Such a waiver currently applies to the following:

1 Reinvestments of dividend and capital gain distributions from any Franklin Templeton fund. Reinvestment must take place within 365 days (within 90 days from October 1, 2005) of the distribution date, and this right applies only with respect to Templeton Growth Fund, Inc. The distributions must be reinvested in the same share class.
2     U.S. annuity accounts for certain groups.
3     Certain U.S. pension plans containing Franklin Templeton funds.
4 Reinvestments of redemption proceeds of Class A and Class A (Accumulation) shares of Franklin Templeton Investments mutual funds. Any applicable CDSC will not be waived if the shares to be reinvested were subject to such charges at the time of the redemption. However, the Fund account will be credited with additional shares at current value, based on the CDSC previously paid. This will trigger the commencement of a new calculation period.
5 Redemption proceeds of shares of a fund registered neither in Germany nor Austria, subject to certain preconditions.

The following groups of investors are exempt from paying sales charges when purchasing Fund shares, although in cases of uncertainty, Franklin Templeton Investment Services GmbH shall have sole discretion on the applicability of these rules:

1 Fund shares may be purchased at net asset value by banks and securities institutions investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which they have full and exclusive investment discretion. Such purchases are subject to minimum investment requirements, which are available from Franklin Templeton Investment Services GmbH.
2 Fund shares also may be purchased by public entities at net asset value. Such investors should consult their legal departments to determine if, and to what extent, an investment in the Fund is permissible and contact Franklin Templeton Investment Services GmbH with respect to further specifics.
3 Those broker-dealers who have entered into an additional agreement with the principal distributor for clients entitled to reductions in fees.
4     Government-authorized securities dealers and brokers, for their own accounts.
5 Employees of investment intermediaries and their affiliates and their family members, as allowed by the internal policies of their respective employer.
6 Officers, trustees, directors and full-time employees of the Franklin Templeton funds and of Franklin Templeton Investments, and their family members, consistent with the applicable corporate policies.
7 Partners of legal firms providing legal advice to the Fund, to Franklin Resources, Inc. or to their subsidiaries.
8 Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer.
9     Accounts managed by Franklin Templeton Investments.
10 Certain unit investment trusts and their holders reinvesting distributions from the trusts.
11    Specific group savings plans offered to U.S. retirement plans.
12    Chilean retirement plans that fulfill certain specific requirements.
13 German insurance companies that publicly offer life insurance and annuities or unit-linked life policies in Germany and that have entered into a corresponding agreement with Franklin Templeton Investment Services GmbH.
14 Qualified investment counselors who buy through investment intermediaries that have entered into an agreement with Franklin Templeton Investment Services GmbH. Participants in
certain U.S. retirement programs and groups also may purchase shares at net asset value. Qualified Retirement Plans pursuant to U.S. regulations are subject to additional preconditions. The Fund may incorporate these preconditions into agreements it enters into with investment intermediaries. The investment company reserves the right to apply these requirements any time a purchase of shares takes place.

Redeeming Fund Shares

Shares are redeemed at their redemption price if the shareholder sends to the transfer agent a request to redeem shares that is in "proper form." Proper form means that the redemption request must satisfy the following criteria:

1 The request must be sent to: Franklin Templeton Investment Services GmbH Postfach 1118 03, 60053 Frankfurt am Main Mainzer Landstrasse 16, 60325 Frankfurt am Main.

     Tel: 08 00/0 73 80 02 (toll-free in Germany)
     Tel: 08 00/29 59 11 (toll-free in Austria)
     Fax: +49 (0) 69/2 72 23-120

     Franklin Templeton Investment Services GmbH will immediately forward the request to the transfer agent electronically.

2 The shareholder signature(s) required on the redemption request must match exactly the signature(s) on the buy order. To protect shareholders, Franklin Templeton Investment Services GmbH may, in certain individual cases and at its sole discretion, require that bank signature guarantee(s) be submitted for each shareholder. Shareholders are respectfully informed that until Franklin Templeton Investment Services GmbH receives this (these) bank signature guarantee(s) no existing redemption request can be executed. The request must include either the dollar value or the number of the shares to be redeemed. If a euro amount is indicated in the request, the dollar value is derived from it using the London foreign exchange market rate applicable at the time of the conversion.

     There may be special requirements governing bank signature guarantees in the U.S., details of which may be obtained from the Service Company and the transfer agent.

3 If share certificates were issued for the shares in question, they must accompany the redemption request.

4 If the shares intended for redemption are registered in the name of an estate, a bank, a foundation, a trustee or guardian, or a corporation or partnership, the redemption request must include documentation that in the opinion of Franklin Templeton Investment Services GmbH sufficiently proves that the person(s) signing the request is/are duly authorized to do so and/or which conform to all relevant legal requirements. Franklin Templeton Investment Services GmbH will provide further details.

The redemption request may also be addressed directly to Franklin Templeton Investor Services, Inc. under the aforementioned conditions. Such request must be submitted in English.

The redemption price is the net asset value of the shares next calculated after the transfer agent receives the redemption request in proper form. Payment of the redemption price, i.e. remittance of the redemption proceeds, usually takes place in the form of a check in U.S. dollars within seven days after the complete redemption request is received in proper form. The check will be sent via air mail to the registered address of the shareholder (or to any other address indicated by the shareholder).

However, investors may also have their redemption proceeds transferred into the bank account indicated for this purpose on the account application or in the redemption request. (Particulars on recipient bank accounts to be indicated are given in the following paragraph.) Investors are not charged for this service. Since funds transfers are usually faster than sending redemption proceeds by check, it is recommended that investors choose payment by funds transfer. Please indicate on the redemption request your request for payment by funds transfer. Requests sent via fax to Franklin Templeton Investment Services GmbH by 4:00 PM Frankfurt time on days on which the net asset value of the Fund is calculated are usually processed at the redemption price calculated at the close of trading on the New York Stock Exchange on that date. Such requests can, however, only be accepted on German banking days.

Beginning on June 1, 2004, shareholder redemption requests received by Franklin Templeton Investment Services GmbH that include a request for payment by funds transfer will in principle be executed only if the name on the shareholder account matches the name on the recipient bank account. In the case of accounts having more than one shareholder, payment will be made only to a recipient bank account in the name of at least one of the shareholders. Investors are therefore strongly urged to always name an account that fulfills the aforementioned requirements in order to avoid delays in payment of the redemption proceeds. These regulations apply accordingly for the transfer of shares into investment accounts not managed by Franklin Templeton. Transfer to a third party is generally not possible. Franklin Templeton Investment Services GmbH will provide further details.

In the case of transfer and redemption requests addressed to Franklin Templeton Investment Services GmbH via fax that involve payment or transfer into an account in the name of the shareholder, it is no longer necessary to submit the original request document, which was previously required in order for the payment or transfer to be executed. However, Franklin Templeton Investment Services GmbH and the transfer agent reserve the right to require submission of the original request document before executing a payment or transfer in the following cases:

..    the equivalent value of the transfer or redemption request exceeds USD
     100,000
..    payment is made in a country that does not have adequate money-laundering regulations; in particular countries that are not members of the Financial Action Task Force (FATF)
..    the transfer or redemption request was issued for the benefit of a third party
..    an address change was recorded in the investment account of the shareholder within the last 15 days
..    the  transfer or  redemption  request is  connected to a pledging or estate matter

In Germany and Austria, investors may demand that payments of redemption proceeds, distributions and other cash settlements be effected through the paying agents in euros. In such cases, the custodian will instruct JPMorgan Chase Bank in London to execute the currency exchange and forward the redemption proceeds.

The Fund may unilaterally redeem an investor's shares if the net asset value of these shares is less than USD 500, unless this minimum investment level is breached due to fluctuations in the value of the investor's shares. In addition, the Fund may unilaterally redeem the shares of investors who have failed to provide the Fund with a certified tax identification number or any of the other tax certificates required by the Fund. A redemption notice indicating a date not earlier than 30 days following the mailing date will be sent via air mail to the registered address of the investor; the shares are then redeemed at the net asset value applicable at the close of trading on the indicated date, unless in the meantime the investor acquires the necessary amount of additional shares that will bring the total value of the account to USD 500 or above or submits a certified taxpayer identification number (or other information requested by the Fund). The redemption proceeds are sent to the registered address of the investor in the form of a check.

Systematic Withdrawal Plan
Investors may establish a systematic withdrawal program ("Systematic Withdrawal Plan") allowing them to receive regular payments of USD 100 or more from their accounts on a monthly, quarterly, semiannual or annual basis. Such an investor must hold Fund shares having an equivalent value of at least USD 25,000. There are no service charges for establishing or maintaining a systematic withdrawal plan. Dividend and capital gain distributions to the account of the shareholder must be reinvested in additional Fund shares at the net asset value. Payments are effected by redeeming an equivalent amount of shares at the net asset value on the withdrawal date (this is generally the 20th day of the month, unless otherwise agreed). The equivalent value of the withdrawals can be sent either directly by Franklin Templeton Investor Services, Inc., St. Petersburg, in the form of a U.S. dollar check or in euros via funds transfer (in which case the withdrawal amount must still be indicated in U.S. dollars). If a euro amount is indicated in the request nonetheless, the dollar value of the withdrawal amount is derived from it using the London foreign exchange market rate applicable at the time of the conversion. Since funds transfers are usually faster than sending checks, it is recommended that investors choose payment by funds transfer. Investors are not charged for this service. Please indicate on the application form your request for payment by funds transfer. Redeeming shares through a systematic withdrawal plan may reduce and ultimately exhaust the shares in the shareholder account if withdrawals exceed the value of the shares. This is especially likely to occur if there is a market decline.
If on any agreed distribution date there are insufficient shares held in the account, no withdrawal plan payment will be made; instead the account will be closed and the remaining balance sent to the shareholder via U.S. dollar check. Payments made as part of the systematic withdrawal plan cannot be viewed as actual yield or income, because part of the payment may constitute a return of the original investment.
It is not advisable to maintain a systematic withdrawal plan while purchasing additional shares, given the sales charges payable on additional purchases. Investors should not agree additional investments in amounts less than USD 5,000 or three times the amount withdrawn annually. The systematic withdrawal plan may be discontinued by the shareholder or the Fund by giving notice in writing; the plan ends automatically if all shares in the account are redeemed or withdrawn or if the Fund receives notification of the shareholder's death or incapacity. No share certificates can be issued while a systematic withdrawal plan is in place.

Redemption Fee

Redemption Fee Assessment
A redemption fee for short-term trading may be assessed on any Fund shares in a Fund account that are sold (by redemption, whether voluntary or involuntary, or exchange) within seven (7) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria) and shares held the longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you.

This redemption fee is charged to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Franklin Templeton fund accounts, the Fund manager or transfer agent may at its sole discretion determine that your trading activity may be detrimental to the Fund as described in the Fund's "Market Timing Trading Policy" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund, and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

Redemptions through financial intermediaries
You are an investor subject to this redemption fee of 2% for short-term trading whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an "Omnibus Account") with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Even in the case of these intermediaries who collect the redemption fee, due to policy, operational and/or systems requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. The Fund will continue to encourage all financial intermediaries to develop the capability to begin assessing the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in the Fund.

Waiver/Exceptions/Changes
The Fund reserves the right to waive the redemption fee at its discretion if the Fund's transfer agent believes such waiver is consistent with the best interests of the Fund and to the extent permitted or required by applicable law. The Fund's transfer agent may also, at its discretion and upon receipt of a shareholder's written request, waive the redemption fee because of a bona fide and unanticipated financial emergency. The redemption fee does not apply to redemptions by other mutual funds, Omnibus Account owners and certain comprehensive fee programs where investment instructions are given at firm level involving Fund- approved broker-dealers investing in Franklin Templeton funds on behalf of their clients. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days notice of any material changes, unless otherwise provided by law.

Limitations on collection
Currently the Fund is very limited in its ability to assess or collect the redemption fee through financial intermediaries acting on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of a redemption, the Fund will not receive the market timing fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Fund may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

Involuntary redemptions
The Fund reserves the right to close an account if the account value falls below the Fund's minimum account level, or the investor is deemed to be engaging in activities that are illegal (such as late trading) to the fullest extent permitted by law.

Right of Exchange

Shares of Templeton Growth Fund, Inc. can be exchanged into shares of other U.S. Franklin Templeton funds authorized to sell their shares in the investor's country of residence, on the basis of their net asset values per share at the time of the exchange. If you exchange shares you have held for less than six months, you will be charged the difference between the issue surcharge relating to both funds, if this amounts to more than 0.25%. If you exchange shares in a money fund or another fund that has no issue surcharge, an issue surcharge will be added irrespective of the holding period of the shares. If the shares to be exchanged are subject to a CDSC and the exchange takes place within the calculation period, it will be the shares of the new fund that are subject to the CDSC. If there are shares subject to a CDSC in the account out of which the exchange is to be made, those shares not subject to the sales charge will be exchanged first. If the number of these shares is not sufficient, the shares subject to the CDSC are exchanged in the sequence in which they were acquired. The exchange request can be submitted in an informal letter in German to Franklin Templeton Investment Services GmbH.

Exchange transactions are subject to the minimum investment conditions of the individual funds, and sales charges are generally not assessed if they were already paid at the time of the original investment and if no higher sales charges apply for the new fund.

Shareholders wishing to exchange shares should first ask for and read the most recent prospectus of the fund into whose shares they want to exchange.

Shareholders should also take note that an exchange is legally the sale and purchase of shares, which means that issues such as tax-relevant speculative periods must be considered.

An exchange into another Franklin Templeton fund cannot be made unless and until an investment account has been established for this other Franklin Templeton fund, or an application to open an investment account has been submitted in proper form. Since Franklin Templeton funds and their custodian banks are located in many different countries, the execution of such an exchange could under certain circumstances take several days.

If a substantial number of shareholders sell their shares under the right of exchange over a short period, the Fund may be forced to sell securities it would otherwise retain, and these transactions would lead to additional costs. On the other hand increased use of the right of exchange may lead to periodic large cash inflows. If this occurs the Fund maintains a fundamental policy of investing this money firstly in short-term interest-bearing money market instruments, unless it believes that there are immediate and attractive investment possibilities available that are in line with the Funds' investment aims. In this case the money is withdrawn from the short-term interest-bearing money market instruments and invested in a securities portfolio, care being taken to ensure that this is carried out as strictly as possible in accordance with the rules, if such an attractive investment possibility arises.

Rejected exchanges
If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. You may of course generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries
If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an "Omnibus Account") with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt these exchange limit guidelines or, alternatively, may adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Changes/waiver relating to the Fund's right of exchange The Fund may terminate or modify (temporarily or permanently) this exchange limit guideline and right of exchange in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law. The Fund reserves the right to waive the exchange limit guideline at its discretion if the Fund's manager believes such waiver is not inconsistent with the best interests of the Fund. The exchange limit guideline does not apply to mutual funds, Omnibus Accounts and certain comprehensive fee programs where investment instructions are given at firm level involving Fund-approved broker-dealers who invest in Franklin Templeton funds on behalf of their clients.

Right of exchange relating to other funds
If there is a conflict between the right of exchange relating to two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

Institutional Investors
For institutional investors there are additional methods to acquire, redeem or exchange Fund shares. Further details are available from Franklin Templeton Investment Services GmbH.

Account Statements
Shareholder accounts are opened in accordance with the registration instructions given by the shareholder. Account transactions, such as additional investments and dividend reinvestments, are reported by means of regular account statements issued by Franklin Templeton Investor Services, Inc. Copies of account statements less than three years old are delivered free of charge; copies of account statements dated more than three years before the date on which such request is received by the transfer agent may be subject to a fee of up to USD 15 per account.

Investment Objective and Policy

The Fund's investment objective is long-term capital growth. The Fund seeks to achieve its objectives by investing in equity securities of companies and governments of any nation, including emerging-market nations. The Fund invests primarily in equity securities, including common stocks, preferred stocks and convertible bonds. It also invests in American, European and global Depositary Receipts. Depending on current market conditions, the Fund generally invests up to 25% of its assets in rated or unrated debt securities.

Equity securities entitle the owner to a proportionate participation in the results of a company's operations. They include common stocks, preferred stocks, convertible bonds, warrants and similar rights. The Investment Company invests primarily in common stocks. When choosing equity investments for this Fund, the investment manager focuses on the market price of a company's securities relative to the investment manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers the historical indicators, such as price/earnings ratio, profit margins and liquidation value.

Depositary Receipts. The Investment Company also invests in American, European and global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or U.S. company.

Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Depending on current market conditions, the Fund generally invests up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Bonds, commercial paper, time deposits, bankers' acceptances and structured investments are examples of debt securities. The Investment Company may invest in both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Investment Company may acquire debt securities that are rated Caa by Moody's Investors Service, Inc. ("Moody's") or CCC by Standard & Poor's Corporation ("S&P") or better. It may also acquire unrated debt that it determines to be of comparable quality.

Convertible bonds. The Fund also invests in convertible bonds. These have characteristics of both debt securities and equity securities.

Investment Techniques

The Fund may implement various types of investment techniques, the details of which are described below. Although these techniques are used by some investment companies and other institutional investors in various markets, it is currently not possible, nor is it likely to be possible in the future, for the Fund to use some of these strategies in certain markets to any significant extent.

Temporary Investments
When the investment manager believes that some securities markets or economic regions are experiencing excessive volatility or prolonged general declines, or if there are other circumstances unfavorable for investors, the Fund's assets may be invested in cash, cash equivalents or other high quality short-term investments. Under such conditions, the Investment Company may invest up to 100% of its assets in: (1) U.S. government securities; (2) bank time deposits denominated in the currency of any major nation; (3) commercial paper; and (4) repurchase agreements with banks and broker-dealers.

Repurchase Agreements
The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy a debt security of the U.S. government from the counterparty and then to sell that security to a bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer securities to the Fund's custodian with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement.

The investment manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Securities Index Options
Although the Fund has the authority to buy and sell put and call options on securities indices in standardized contracts traded on national securities exchanges, boards of trade, or similar entities or quoted on NASDAQ, in order to earn additional income and/or to help protect its portfolio against market and/or exchange rate movement, it does not currently intend to enter into such transactions. An option on a securities index is a contract that gives the buyer of the option, in exchange for the premium paid, the right to receive from the seller cash in an amount equal to the difference between the index's closing price and the option's exercise price. The Fund may only buy options if the total premiums it paid for such options are 5% or less of its total assets.

Stock Index Futures Contracts
Changes in interest rates, securities prices, or the valuation of non-U.S. currencies may affect the value of the Fund's investments. Although, to reduce its exposure to these factors, the Fund has the authority to invest up to 20% of its total assets in stock index futures contracts traded on a recognized stock exchange or board of trade, it does not currently intend to enter into such transactions. The Fund may determine to make these investments, however, without prior notice to shareholders.

A stock index futures contract is a contract to buy or sell units of a stock index on a specified future date at a price agreed upon when the contract is made. The value of a unit is equal to the current value of the stock index.

Loans of Portfolio Securities
To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed one third of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral with a value at least equal to 102% (for lent securities issued in the U.S.) or 105% (for lent securities issued outside the U.S.) of the current market value of the lent securities.

Swap Agreements
The Fund may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security that yielded or produced that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund will not enter into a swap agreement with any single party if the net amount that would be owed or received under contracts with that party would exceed 5% of the Fund's assets.

The investment manager will ensure that the Fund only enters into swap agreements with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines.

Investment Principles and Restrictions

Generally, the investment principles and restrictions apply only when the Fund makes an investment. In most cases the Fund is not required to sell a security because circumstances change and the security no longer complies with one or more of the Fund's policies or restrictions.

If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the previous restriction or limitation, provided this has been caused by a change in the value or liquidity of the Fund's assets.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental principles. This means that restrictions thus adopted may only be changed if the change is approved by (1) more than 50% of the Fund's outstanding shares or (2) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. The Fund has also adopted additional investment restrictions designated as non-fundamental principles. Such restrictions may be changed by the board of directors without the approval of shareholders.

Fundamental Investment Principles and Restrictions

The Fund's investment objective is long-term capital growth.

The Fund may not:

1. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts except stock index futures contracts.

2. Invest in the securities of other domestic or foreign investment companies or investment funds or other investment vehicles that are invested according to the principle of risk-spreading, irrespective of the legal structure of such investment vehicle.

3. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

4. Issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads (but the Fund may make margin payments in connection with, and purchase and sell, stock index futures contracts and options on securities indices).

5. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the U.S. Investment Company Act of 1940, as amended (1940 Act), or any exemptions thereto that may be granted by the U.S. Securities and Exchange Commission.

6. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act or any exemptions thereto that may be granted by the U.S. Securities and Exchange Commission, and then only for temporary purposes and in an amount not exceeding 10% of the value of its total assets (including the amount borrowed) and with the consent of the Fund's custodian to the terms of the borrowing. By a change to the statutes on March 1, 2005 the Fund has adopted as a non-fundamental principle that all borrowing may only be made under ordinary market conditions.

7. Pledge, lend against collateral security, mortgage or otherwise encumber its assets except to secure indebtedness permitted under its borrowing policy.

8. Invest more than 25% of its overall assets in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

9. Invest in "letter stocks" (stocks that may only be issued on the basis of a "special letter" from the U.S. Securities and Exchange Commission) or securities on which there are sales restrictions under a purchase agreement.

Non-Fundamental Investment Policies
The Fund currently has the following additional restrictions, which are not fundamental and may be changed without shareholder approval. The Fund seeks to achieve its investment goal of long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Although the Fund invests primarily in common stock, it may also invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount. Whenever the investment manager believes that securities markets or economic regions are experiencing excessive volatility or prolonged general declines, or if there are other circumstances unfavorable for investors, the Fund's assets may, for temporary defensive purposes, be invested without limit in U.S. Government securities, bank time deposits in the currency of any major nation and commercial paper meeting the quality ratings set forth under "Investments and Associated Risks," and purchase from banks or broker-dealers Canadian or U.S. Government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.

By means of a change to the statutes on March 1, 2005 the Fund has undertaken, subject to the restrictions imposed by the corresponding provisions in its corporate charter, not to invest up to

5% of its overall assets in securities of another investment company, even when this investment company is offering an unlimited number of its Fund shares for purchase and a redemption guarantee exists for the shareholders.

Under the abovementioned change to the statutes the Fund has also committed itself not to invest in Venture Capital and Private Equity funds.

The Investment Company may invest without limitation in U.S. and non-U.S. securities. It may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. The Fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. Government securities, for which there is no percentage limitation.

The Fund also may be subject to investment limitations imposed by non-U.S. jurisdictions in which the Fund sells its shares.

In addition, the Fund may not:

1. Purchase or retain securities of any company in which directors or officers of the Fund or the investment manager individually own more than 0.5% of the securities of such company or in aggregate own more than 5% of the securities of such company.

2. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

3. Invest more than 5% of the value of the Fund's total assets in securities of issuers that have been in continuous operation less than three years.

4. Invest more than 5% of the Fund's total assets in warrants, whether or not listed on the New York Stock Exchange (NYSE) or the American Stock Exchange
(Amex), including no more than 2% of its total assets that may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or which are attached to securities are not included in this restriction. This restriction does not moreover apply to options on securities indices.

5. Invest more than 15% of the Fund's total assets in securities of foreign issuers that are not listed on an officially recognized U.S. or foreign securities exchange, including no more than 10% of its total assets (including warrants) that may be invested in securities with a limited trading market. The Fund's position in the latter type of securities may be of such size as to affect adversely their liquidity and marketability and the Fund may not be able to dispose of its holdings in these securities at the current market price.

If the Fund receives warrants from an issuer whose securities it holds giving rights to the securities of this issuer, and if the Fund uses these warrants at a moment when the amount of the securities of this issuer exceeds the limits stated in the fundamental restriction on investment indicated at (5) and the non-fundamental restriction relating to an investment in one of the above issuers, this is not a violation, provided the Fund has sold at least the same number of securities of the same class and value as it would receive by exercising these rights, before receiving the securities under such warrant and after giving notice of such warrants.

Certain words and groups of words are used to describe the Fund's investment policy and strategies in order to give investors a general impression of the Fund's investment level. They are used almost solely, but not entirely, in conjunction with the following percentage figures relating to the Fund's assets:

"small share" - less than 10%

"share" - 10% to 25%
"significantly" - 25% to 50%
"substantially" - 50% to 66%
"principally" - 66% to 80%
"predominantly" - 80% and over

If the Fund has the intention of limiting individual investments or strategies to no more than the specific percentage figures of the Fund's assets, the prospectus will indicate such limitations. The above percentages are not limits unless the Fund determines otherwise in this Prospectus.

Risks

General Risks
Shareholders should keep in mind that there are risks associated with all investments and that no guarantee can be given that the Fund will achieve its investment objectives. The Fund intends to minimize investment risks through broad diversification of its investments, but the possibility of a loss of principal remains. As in all investments in securities, the value and return of Fund investments can fall as well as rise; this is subject to a variety of factors, and will affect the value of the Fund's shares. Shareholders thus participate in the fluctuations in the value of the securities held in the Fund's portfolio. Finally, the USD/EUR exchange rate has experienced major fluctuations in the past and such movements can significantly affect investment performance. The Fund is not intended as a balanced investment program for the totality of an investor's assets.

Risks of investing in securities
Securities of companies and governments domiciled outside the United States can involve risks that increase potential for losses in the Fund. Volatility in the securities markets in countries where the Fund is invested can adversely affect the value of Fund investments traded in those countries. Such volatility can thus affect the share price and the performance of the Fund. The political, economic and social structures of some countries where the Fund invests may be significantly less stable and more volatile than those of the U.S. Investments in such countries may be subject to the risks of internal and external conflicts, currency devaluation, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and thus the value of the Fund's investments.

Brokerage commissions and other fees are generally higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. Short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by less developed countries have a negative impact on the value of securities of companies trading or operating in them.

Market, currency and interest-rate risks
General market developments in each country where the Fund has invested can adversely affect the value of the securities owed by the Fund in that country, and can thus adversely affect the value of the Fund's shares. A slower growth or recessionary economic environment could have an adverse effect on the price of the various securities held by the Fund. Many of the Fund's investments are denominated in non-U.S. currencies. As a result, the value of such investments and in consequence the share price of the Fund may be affected by changes in exchange rates between these currencies and the U.S. dollar. The devaluation of a currency by a national government or banking regulator can also significantly affect the value of securities denominated in that currency. Currency markets are generally not as regulated as stock markets.

If the Fund holds debt securities, any changes in interest rates in the respective countries in which the Fund has invested can affect the value of the Fund's assets and in consequence the share price of the Fund. Rising interest rates, which often occur during periods of inflation or economic growth, are likely to cause a decline in the value of debt securities, which will adversely affect the value of the Fund's shares. In addition, it must be considered that individual and global stock markets, interest rates and currency exchange rates have in the past experienced what were in part dramatic fluctuations. Such fluctuations are likely to occur in the future at unforeseen times.

Issuer, credit and liquidity risk
The Fund's investments in debt securities are subject to credit risks. This is the risk that an issuer of a debt security may be unable to make interest payments and repay principal in a timely manner, resulting in default.

The Fund may invest up to 10% of its assets in defaulted debt, which involves additional significant risks such as the possibility of complete loss of the investment in the event that the issuer is unable to restructure or reorganize payment of interest and repayment of principal.

The Fund may invest up to 10% of its assets in securities having a limited trading market. This limited market can be due to political or economic factors. Reduced liquidity adversely affects market prices and the Fund's ability to sell securities to preserve its own liquidity. The reduced liquidity of securities traded in secondary markets makes it more difficult for the Fund to obtain accurate market valuations based on current trading when valuing its portfolio.

Risks of investment in securities of non-U.S. companies and governments
The Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to buy such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of non-U.S. companies and governments, which are in addition to the usual risks inherent in U.S. investments.

In many countries there exists less publicly available information about companies than in the U.S. Non-U.S. companies are not subject to what are generally uniform accounting, financial reporting and auditing standards, and auditing practices and requirements are not always comparable to those applicable to U.S. companies. The securities markets of many countries in which the Fund may invest can also be smaller, less liquid and more volatile than those in the U.S.

Government supervision and regulation of foreign securities markets, trading systems, brokers and companies is generally less rigorous than in the U.S. The Fund may therefore have greater difficulties in voting proxies and exercising other shareholder rights. Pursuing legal remedies and the obtaining judgments in non-U.S. courts with respect to non-U.S. investments may be more difficult than similar procedures in U.S. courts.

Investments in unlisted non-U.S. securities can adversely affect liquidity, and the board of directors of the Fund (or the investment manager under the supervision of the board) will monitor, on a continuing basis, the status of the Fund's positions (and any anticipated positions) in these securities in light of the Fund's restriction against investments in illiquid securities exceeding 10% of its net assets.

Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many countries there is less government supervision and regulation of business practices and practices in the sector, of stock exchanges, brokers, and listed companies than in the U.S.

Investments in companies domiciled in emerging countries may be subject to potentially higher risks than investments in developed countries. These risks include (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or non-existent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) taxation; (5) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (6) the absence in certain Eastern European countries until recently of a capital market structure or market-oriented economy; and (7) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in that region.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ positively or negatively from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in emerging countries may involve risks of nationalization, expropriation and confiscatory taxation. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries.

It should finally be noted that, even though the currencies of certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may not reflect the actual market values and may be adverse to the Fund's shareholders.

Certain emerging countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Foreign exchange restrictions may limit the ability of foreign investors to repatriate their profits. Further, accounting standards that exist in developing countries may differ from U.S. standards.

Governments in certain emerging countries may require that a governmental or quasi-governmental authority act as a custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Russian securities
Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors or a return to the centrally planned economy that existed before the dissolution of the Soviet Union; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt that may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; (m) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer on Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets and the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interests continue to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent acts may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although a Russian public enterprise with more than 50 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. These practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Russian tax laws and Russian tax practices are not as clearly organized or structured as in developed countries, and are still subject to ongoing reforms. In practice the tax laws and their interpretation and implementation can be changed at the stroke of a pen, and may in some cases even have retroactive effect. This means it is possible the Fund could be subject to a tax that was not foreseen either at this point in time or when the investment decision was made. No guarantee can be given to the effect that the Fund will benefit from the double taxation agreement Russia has with other countries. Various different occurrences show that historically validated procedures and guarantees in relation to tax may substantially influence the capitalization of Russian companies, and hence the value of the Fund's investments in Russian securities.

Typical Investor Profile

An investment in Templeton Growth Fund, Inc. is suitable for investors who
     . wish to own shares in a mutual fund that invests in undervalued stocks denominated in U.S. dollars.
     .    are prepared to accept a moderate risk level, and
     .    intend to hold their shares for a medium to long-term period.

Investments and Associated Risks

The value of your shares will increase in accordance with in creases in the value of securities held by the Fund, and will decrease as the value of securities decreases. You are therefore a participant in changes to the value of securities held by the Fund. In addition to the factors influencing the value of an individual security held by the Fund, the value of the Fund share may also change in line with movements on stock and bond markets.

Debt securities represent the obligation of the issuer to repay a loan of money to it. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of debt securities generally declines. These changes in market value will be reflected in the Fund's net asset value per Fund share. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk.

The Investment Company may acquire debt securities that are rated Caa by Moody's Investors Service, Inc. ("Moody's") or CCC by Standard & Poor's Corporation ("S&P") or better; it may also acquire unrated debt that it determines to be of comparable quality.

Lower-rated securities
The Fund may invest up to 25% of its assets in debt securities, including those that are rated below investment grade.

Although they may offer higher yields than do higher rated securities, low-rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The Fund may also invest up to 10% of its assets in defaulted debt, which involves risks such as the possibility of complete loss of the investment in the event the issuer does not resume payment of interest and principal to holders.

Bonds rated Caa by Moody's are of poor standing. These securities may be close to default, or there may be a greater rate of non-payment of principal or interest. Bonds rated CCC by S&P are regarded, on balance, as speculative. These securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The markets in which low-rated and unrated debt securities are traded are more limited than those in which higher-rated securities are traded. The presence of limited markets for certain securities may reduce the Fund's ability to sell the securities at an appropriate value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment goal may, to the extent of investment in low-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in the prices of low-rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, the Fund may incur additional expenses in seeking recovery.

The Fund may accrue and report interest on high-yield bonds structured as zero-coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for the beneficial tax treatment that tax-advantaged investment companies enjoy, the Fund must distribute substantially all of its income to shareholders (please see "Additional Information about Distributions and Taxes"). Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.

Repurchase agreements
Repurchase agreements are contracts in which the buyer of a security agrees at the same time to sell the security back to the seller at a contractually stipulated price on a contractually stipulated date. In a repurchase agreement, the seller must make a deposit in the amount of the value of the securities sold under the agreement; this price may not be lower than the repurchase price. Templeton Global Advisors Limited will observe the value of such securities daily to determine whether their value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e. banks or broker-dealers that Templeton Global Advisors Limited has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

Loans of portfolio securities
The Fund may lend to banks and broker-dealers portfolio securities having a total market value of up to one-third of its net assets. Such loans must be secured by collateral (consisting of a combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit), with a value at least equal to 102% or 105% (based on a daily revaluation) of the current market value of the lent securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also receives any distributions paid on the lent securities. The Fund may terminate a loan at any time and obtain the return of the securities lent within the normal settlement period for the security involved. Where voting rights with respect to the lent securities pass with the lending of the securities, the investment manager intends to call the lent securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the investment manager has knowledge that, in its opinion, a material event affecting the lent securities will occur or the manager otherwise believes it necessary to vote. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will lend its securities only to parties who meet creditworthiness standards approved by the Fund's board of directors, i.e. banks or broker-dealers that the investment manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the timeframe contemplated by the loan.

Structured investments
Included among the issuers of debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms, which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified debt securities and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying debt securities. The cash flow from the underlying debt securities may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow from the underlying debt securities. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying debt securities.

The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be an act of borrowing for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

Some issuers of structured investments may be regarded as "investment companies" as defined in the 1940 Act. Therefore it follows that the Fund's investments in such structured investments may be limited by the restrictions imposed under the 1940 Act. Structured investments are generally sold in a private placement, and currently there is no active market trading in structured investments. To the extent that such investments are illiquid they are subject to the Fund's investment restriction on illiquid securities.

Derivative securities
Derivative securities are those whose values are dependent upon the performance of one or more other securities or investments or indices, in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Stock index futures contracts, options on securities indices and Swap agreements are considered derivative investments. To the extent the Fund enters into these transactions, their success will depend upon the manager's ability to predict pertinent market movements.

Stock index futures contracts
Changes to interest rates, to securities prices or the valuation of foreign currencies may influence the value of the Fund's investments. Although the Fund is allowed to invest up to 20% of the Fund's total assets in stock index futures traded on a recognized securities or stock exchange, it does not currently intend to carry out any such transactions. The Fund can however make such investments without informing shareholders beforehand.

A stock index futures contract is a contract to buy or sell units of a stock index on a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. For example, the S&P 500 Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the index, and the index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were USD 150, one contract would be worth USD 75,000 (500 units x USD
150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index on a specified future date at a contract price of USD 150 and the S&P 500 Index is at USD 154 on that future date, the Fund will gain USD 2,000 (500 units x gain of USD 4). If the Fund enters into a futures contract to sell 500 units of the stock index on a specified future date at a contract price of USD 150 and the S&P 500 Index is at USD 154 on that future date, the Fund will lose USD 2,000 (500 units x loss of USD 4).

Some of the risks involved in stock index futures transactions relate to the Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The Fund intends to purchase or sell futures only on exchanges where there is an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures contracts on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by the Fund for hedging purposes also depends upon the investment manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

Securities index options
Although the Fund has the authority to buy and sell put and call options on securities indices in standardized contracts traded on national securities exchanges, boards of trade, or similar entities or quoted on NASDAQ (the National Association of Securities Dealers Automated Quotations System), in order to earn additional income and/or to help protect its portfolio against market and/or exchange rate movement, it does not currently intend to enter into such transactions. An option on a securities index is a contract that allows the buyer of the option, in exchange for the premium paid, the right to receive from the seller cash in an amount equal to the difference between the index's closing price and the option's exercise price, expressed in U.S. dollars and multiplied by a specific multiplier for the index option. The Fund may only purchase options if the total premium payable is 5% or less than total Fund assets.

The parties to an index option contract must pay an initial deposit to secure execution of the contract. This initial deposit is currently between 1.5% and 5% of the amount of the contract. The initial deposit requirements are laid down by the exchange where the futures contracts are being traded. Deposit requirements also vary because the value of the futures contracts fluctuates.

When a futures contract is purchased by the Fund, cash, U.S. government securities or other highly liquid debt instruments having the same value as the market value of the futures contracts are deposited in a separately managed account with the Fund's custodian. If a futures contract is underwritten the Fund will hold liquid assets with its custodian that, when added to the amounts deposited with a Futures Commissioner or a broker, correspond to the market value of the instrument. Alternatively the Fund can cover its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio that has a volatility corresponding substantially to that of the index where the future is located) or by holding a call option allowing the Fund to purchase the same futures contracts at a price not exceeding the price of the contract underwritten by the Fund (or at a greater price if the difference is held in liquid funds with the Fund's custodian).

The Fund may write call options and put options only if they are "covered." A call option on an index is covered if the Fund holds cash or cash equivalents with its custodian in the amount of the contract value. A call option is also covered if the Fund holds a call on the same index as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. A put option on an index is covered if the Fund maintains cash or cash equivalents in the amount of the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same index as the put written, where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

If an option written by the Fund expires, the Fund will realize a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund will realize a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the competent exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund is unable to close out an option that it has purchased on a securities index, it has to exercise the option in order to realize any profit or the option might expire worthless. If trading is suspended in an option purchased by the Fund, the Fund will not be able to close out the option. If restrictions on exercise are imposed, the Fund may be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss for the Fund, however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

General Information

Inquiries
Please direct your inquiries to:
Franklin Templeton Investment Services GmbH
Postfach 11 18 03, 60053 Frankfurt a. M., Germany
Mainzer Landstrasse 16, 60325 Frankfurt a. M., Germany
Tel:    08 00/0 73 80 02 (toll-free in Germany)
        08 00/29 59 11 (toll-free in Austria)
Fax:    +49 (0) 69/2 72 23-120

Investment Manager
The Fund's investment manager is:
Templeton Global Advisors Limited
Lyford Cay
P.O. Box N-7776, Nassau, Bahamas

The investment manager, a publicly owned company with assets of USD 463,673,628 as of September 30, 2004, is an indirect wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), which is a listed financial services company operating through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

Templeton Global Advisors Limited manages the Fund's assets and makes the investment decisions. Its activities are monitored and supervised by the board of directors. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance. The investment manager offers a similar service to other funds also. As of February 28, 2005, Templeton Global Advisors Limited and its affiliated companies managed a total of more than USD
415.9 billion. The Templeton Organization has been investing globally since 1940. The investment manager and its affiliated companies have offices in Argentina, Australia, the Bahamas, Belgium, Brazil, Canada, China, France, Germany, Hong Kong, India, Ireland, Italy, Japan, Luxembourg, the Netherlands, Poland, Russia, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, Turkey, the United Arab Emirates, the United Kingdom and the United States of America. Templeton analysts use a disciplined long-term approach for value-oriented global and international capital investments. Securities are selected for the Fund's assets based on a thorough analysis of the individual companies. For different investment amounts and customers, numerous and different selection methods are used, and many of these are adapted and improved through the development of ever more refined selection methods by the investment manager.

Since January 2001, Murdo Murchison is the Fund's chief portfolio manager. Mr. Murchison has been a member of staff at Franklin Templeton Investments since 1993. Jeffrey A. Everett, as Executive Vice-President of Templeton Global Advisors Limited, also took on important managerial duties in January 2001. He has been with Franklin Templeton Investments since 1989.

Since December 2003, Lisa Meyers has been portfolio manager for the Fund. She has been with Franklin Templeton Investments since 1996.

On February 4, 2004 the securities department of the Office of the Secretary of the Commonwealth of Massachusetts brought an administrative law action against Franklin Resources, Inc. and some of its subsidiaries (the "company"), claiming it had infringed the Massachusetts Uniform Securities Act ("Massachusetts Act") with an alleged agreement to allow market timing (the "Mass. Proceedings"). On September 20, 2004 Franklin Resources revealed that in relation to two subsidiaries, Franklin Advisers, Inc. ("Advisers") and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), it could come to an agreement with the securities department of the Office of the Secretary of the Commonwealth of Massachusetts concerning the Mass. Proceedings. Under the conditions of the compromise solution handed down by the Commonwealth of Massachusetts Advisers and FTAS agreed to issue a cease-and-desist declaration and pay an administrative fine of USD 5 million to the Commonwealth of Massachusetts. The action under administrative law related to a case of market timing that had also been the subject of the agreement between Advisers and the SEC on August 2, 2004.

On November 19, 2004 the Company came to a second agreement with the Commonwealth of Massachusetts relating to an administrative law action brought on October 25, 2004. The second action claimed the Company's Form 8-K notification, which described the original agreement and in which it was stated that "Franklin neither admitted nor denied any breach of the law," did not contain anything to the effect that the Company had recognized the Statement of Fact part of the compromise solution reached.

Pursuant to the agreement of November 19, 2004 with the Commonwealth of Massachusetts the Company submitted a new Form 8-K notification. The conditions of the original agreement remained unchanged and no financial penalty was attached to this second agreement.

On November 17,2004 the Company made it known that Franklin Templeton Distributors, Inc. ("Distributors") (the lead underwriter of shares in the Franklin Templeton Investment Fund) had reached an agreement with the California Attorney General's office ("CAGO") that could resolve problems relating to investigations by CAGO of commission payments made to securities brokers selling Fund shares. Under the conditions of the agreement with CAGO, Distributors agreed to pay a fine of USD 2 million, and to pay USD 14 million to Franklin Templeton Funds and USD 2 million to CAGO.

The Company, as also the majority of the investment funds within Franklin Templeton Investments, was named in class actions brought by shareholders in connection with the matters described above in U.S. District Courts in California, Florida, Nevada, New Jersey and New York. These parties, and also certain directors / supervisory board members of investment funds, were also named in a shareholder class action brought in March 2004 in the U.S. District Court in New Jersey. This action alleges that certain regulations of State laws on securities, and fiduciary obligations in State civil law, in connection with the Rule 12b-1 fee and trading commissions paid by the investment funds had been violated. These actions are demanding unspecified damages. The Company believes that the claims made in the actions are totally without foundation and it intends to defend itself to its best ability against the accusations. The Company assumes that additional similar civil proceedings relating to the matters indicated above will be brought in future.

On August 2, 2004 Franklin Resources, Inc. announced that Advisers (adviser to many funds within Franklin Templeton Investments and a subsidiary of the adviser to other funds) had reached an agreement with the SEC that would terminate the SEC's investigations relating to market timing activities of Franklin Templeton investment funds. As part of this agreement of August 2, 2004 the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions as a cease-and-desist order" (the "August Order"). SEC's August Order relates to the activities of a limited number of third parties. These activities ceased in 2000 and were, as described above, the subject of the Mass. Proceedings.

Under the conditions of SEC's August Order Advisers agreed, without either admitting or denying the results contained therein, to pay USD 50 million, of which USD 2 million represents a civil law fine to be distributed among the Fund's shareholders in accordance with a plan drawn up by an Independent Distribution Consultant. Because the method of distribution has not yet been finalized it is not possible to say at this time which funds will be determined as affected or which groups of Fund shareholders will receive a share, or which share or amount is involved.

In the August Order the SEC notes that the Company made a systematic attempt to discover, prevent and guard against market timing in its funds, and in 1999 began to step up its efforts to control market timing. The August Order also requires Advisers to, among other things:

     . continue to develop and periodically examine its strategies and procedures for adherence to regulations, and to set up a company ombudsman;
     . create a new position internally including among its responsibilities all matters relating to regulation compliance in connection with conflicts of interest; and
     . retain an Independent Distribution Consultant who would develop a plan for distributing the USD 50 million from the agreement to shareholders.

On December 13, 2004 the Company announced that it had reached agreement with the SEC that dealt with the matters arising as a result of the SEC's investigations of commission payments to securities traders selling Fund shares. The agreement relates to an order the SEC had given (the "December Order") for administrative and interdiction procedures to be set up, court decisions to be taken and sanctions to be imposed against Distributors and Advisers in reparation of damage. Pursuant to this agreement Distributors and Advisers consented to the taking of certain steps and initiatives relating to commission payments to securities traders for supporting or selling Fund shares, and to make additional statements in the sales prospectus and Statement of Additional Information introduction of the Fund.

Under the stipulations of the December Order of the SEC Distributors and Advisers agreed, although none of the findings contained in the Order were confirmed or denied, to pay a civil fine of USD 20 million and compensation of USD 1 million, to be distributed to Franklin Templeton Fund under a plan drawn up by an Independent Distribution Consultant. Because the method of distribution has not yet been finalized it is not possible to say at this time which funds will be determined as affected or which groups of Fund shareholders will receive a share, or which share or amount is involved.

These events were published by the Company beforehand in official notices and on its public website as being under investigation by the authorities and the subject if an internal investigation. All further updates to these events will be published on the Company's website at franklintempleton.com under the heading "Statement on Current Industry Issues."

Investment Management Agreement

The investment management agreement stipulates that the investment manager is only liable to the Fund or the shareholders for losses due to culpable action with intent, bad faith or gross negligence by the investment manager, or of gross dereliction of its duties under the investment management agreement. The investment management agreement ends automatically if it is transferred. The Fund is entitled to terminate the investment management agreement at any time without incurring a contractual penalty by giving 60 days notice, if the majority of the then members of the Fund's board of directors or the majority of Fund shares then in circulation (as defined in the Investment Companies Act of 1940) have given their consent.

Management Fee

Since June 1, 2004 the Fund has paid the investment manager an annual remuneration for its services as a percentage of the average daily net asset value.

     .    0.63% up to USD 1 billion inclusive
     .    0.615% over USD 1 billion and up to USD 5 billion inclusive
     .    0.60% over USD 5 billion and up to USD 10 billion inclusive
     .    0.58% over USD 10 billion and up to USD 15 billion inclusive
     .    0.56% over USD 15 billion and up to USD 20 billion USD inclusive, and
     .    0.54% over USD 20 billion

Description of the Shares/Share Certificates
Shares of each class represent a proportionate interest in the Fund's assets; on matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by U.S. state law, and (3) expressly required to be voted on separately by the 1940 Act.

The Fund has non-cumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Fund generally does not issue certificates for shares purchased. Share certificates representing whole shares (but no fractions) are only issued at the specific request of the shareholder; such request must be sent in writing to the transfer agent. The issue of a certificate for all or some of the shares acquired with a single order is free of charge. Please note, however, that any lost, stolen or destroyed certificates can only be replaced if the shareholder takes out an insurance for which the premium is usually 2% or more of the value of the certificates to be replaced.

Shareholder Meetings
The Fund is not obligated to hold annual shareholder meetings and therefore does not intend to do so. However, the Fund will call special shareholder meetings, if requested by shareholders holding at least 10% of the outstanding shares. The Fund is also obligated to help shareholders to communicate with each other about calling a meeting that is to vote on the removal of a board member.

Distributions
The Fund's distributions consist of income dividends and capital gains distributions. The Fund receives income generally in the form of dividends, interest and other earnings from its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which income dividends may be paid. Therefore, the amount of dividends per share paid may vary from one distribution to the next. The Fund may also realize capital gains or suffer losses in connection with the sale or other disposal of securities from its investment.

Distributions are usually paid out in October and (if required) in December and represent the total, or essentially the total, of the Fund's net income from financial investments and net capital gains realized. The Fund neither pays "interest" nor does it guarantee a specific return for the capital invested.

Before purchasing fund shares, investors should give careful consideration to the effects of dividends or realized capital gains that have been set but not yet paid. Dividends or realized capital gains that are paid after a shareholder has purchased shares shortly before the effective date reduce the shares' net asset value by the dividend or distribution amount. The total or a part of such dividends or distributions are generally taxable, although they effectively constitute a capital refund.

Fund distributions may be received in the following ways:

1. Purchase of additional shares in Templeton Growth Fund, Inc. Shareholders may acquire additional Fund shares (free of sales charges or CDSC) through reinvestment of the distributed capital gains or dividends, or both.

2. Payment by U.S. dollar check or in cash. Capital gains and dividend payments may be received in the form of U.S. dollar check or in cash at one of the paying agents, except

J.P.Morgan AG.

In order to choose one of these options, please complete the enclosed application form or inform your investment intermediary as to your decision. In the absence of specific instructions, we will automatically reinvest dividends and capital gains distributions in additional Fund shares.

Checks in U.S. dollars will be sent via air mail to the address on file. If dividend checks are not received by the addressee and are returned to the Fund, the relevant amounts will be reinvested in additional shares, whole shares and fractions, at the net asset value calculated following the transfer agent's receipt of the returned check and credited to the shareholder's account. Subsequent distributions will automatically be reinvested at the net asset value on the day on which the dividend is distributed, also in whole shares or fractions.


Custodian
JPMORGAN CHASE BANK
Chase Metro Tech Center
Brooklyn, New York 11245, U.S.A.

at its principal office and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund's assets.

JPMorgan Chase Bank is a Delaware Corporation and on December 31, 2004 its equity stood at USD 105,653 billion.

By means of a custodian agreement dated December 31, 1986, supplemented on June 5, 1996, March 2, 1998, July 23, 1998, and most recently May 1, 2001, the Fund appointed JPMorgan Chase Bank as custodian having custody of its securities and other assets. This custodian agreement may be terminated in writing at any time by either party, giving notice of 60 days.

The custodian has entered into agreements with foreign sub-custodian banks approved by the board of directors according to Rule 17f-5 of the 1940 Act.

The services provides by the custodian under the custodian agreement include administering securities, although generally the custodian, its branches and sub-custodians in the U.S. - and frequently also in other countries - do not hold the certificates of the securities deposited with them, but maintain a book-entry registration system at U.S. and non-U.S. securities depositories, which in turn, maintain a book-entry registration system at the transfer agents of the issuers of securities.

Other services provided by the custodian are the collection of returns on these securities, keeping bank accounts, administering liquid funds for the purchase and sale of securities and keeping accounts of currency transactions. The custodian does not take decisions as to which investments should be made.

As remuneration for its services the custodian receives an annual custodianship fee, the amount of which varies depending on the respective country and the net asset value of the assets maintained.

The annual fee for maintaining North American (including Mexican) securities is between 0.004% and 0.09% for amounts up to USD 2 billion, for South and Central American securities between 0.20% and 0.40% for amounts up to USD 1 billion, for European securities between 0.02% for amounts up to USD 2 billion and 0.40% for amounts up to USD 1 billion, for Australian and Asian securities between 0.03% for amounts up to USD 2 billion and 0.40% for amounts up to USD 1 billion, and for African securities between 0.05% for amounts up to USD 2 billion and 0.40% for amounts up to USD 1 billion.

The percentage of the annual maintenance fee reduces by 5% to 30% on a sliding scale according to the net asset value of the assets maintained and the respective country.

The annual maintenance fee for securities held in the U.S. is between 0.004% for amounts up to USD 2 billion and 0.0014% for amounts over USD 10 billion.

The annual maintenance fee for securities held in Russia is 0.50%.

In addition, the custodian is reimbursed for its expenses. These fees are subject to periodic reassessment by the contracting parties.

Administrator and Service Provider
Franklin Templeton Services, LLC
500 East Broward Boulevard
Fort Lauderdale, FL 33394-3091, U.S.A.

is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. It provides certain administrative services and facilities for the Fund that include the payment of executive salaries, preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. As remuneration for its services, the administrator receives an annual fee of 0.15% of the Fund's average daily net assets up to USD 200 million, 0.135% of the Fund's average daily net assets between USD 200 million and USD 700 million, 0.10% of the Fund's average daily net assets between USD 700 million and USD 1.2 billion, and 0.075% of the Fund's average daily net assets exceeding USD 1.2 billion.

Franklin Templeton Services, LLC is a subsidiary of Templeton Worldwide, Inc., and had capital resources of USD 269,535 as of September 30, 2004.

Officers and Directors
The Fund has a board of directors responsible for the overall management of the Fund. Each director will serve until that person's successor is elected and qualified. The board elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure no material conflicts exist among share classes. While none are expected, the board will act immediately and appropriately to resolve any material conflict that may arise.

The names, ages and addresses of the Fund's board members and principal officers, their principal occupations during the past five years, as well as other details, are shown below:

HARRIS J. ASHTON (72)
500 East Broward Boulevard
Suite 2100
Fort Lauderdale, FL 33394-3091, U.S.A.
Director since 1992
Board member, Bar-S Foods (a meat-packing company), Director for the past 5 years; director of various companies; formerly: Director, RBC Holdings (USA) Inc. (a bank holding company) (until 2000) and Chairman of the Board, President and Chief Executive Officer of General Host Corporation (day-care centers and training centers for craftsmen) (until 1998).

FRANK J. CROTHERS (60)
500 East Broward Boulevard
Suite 2100
Fort Lauderdale, FL 33394-3091, U.S.A.
Director since 2000
Principal occupation during the past five years: former Chairman, Atlantic Equipment & Power Ltd. (1977-2003); Chairman of Island Corporate Holding Ltd.; Board Member and Second

Chairman, Caribbean Utilities Co., Ltd.; Board Member, Provo Power Company Ltd.; Board Member of various other business and non-profit organizations.

S. JOSEPH FORTUNATO (72)
500 East Broward Boulevard
Suite 2100
Fort Lauderdale, FL 33394-3091, U.S.A.
Director since 1992
Attorney; formerly member of the law firm of Pitney, Hardin, Kipp & Szuch.

EDITH E. HOLIDAY (52)
500 East Broward Boulevard
Suite 2100
Fort Lauderdale, FL 33394-3091, U.S.A.
Director since 1992
Director of Amerada Hess Corporation (exploration and refining of oil and gas);
H. J. Heinz Company (processed foods and allied products); RTI International Metals, Inc. (manufacture and distribution of titanium) and Canadian National Railway. Principal occupation during the past five years: Director or trustee of various companies or trusts; formerly: Assistant to the President of the United States and Secretary of the Cabinet (1990 - 1993), General Counsel to the United States Treasury Department (1988 - 1990), Counsel to the Secretary and Assistant Secretary for Public Affairs and Public Liaison of the US Treasury Department (1989 - 1990).

GORDON S. MACKLIN (76)
500 East Broward Boulevard
Suite 2100
Fort Lauderdale, FL 33394-3091, U.S.A.
Director since 1993
Director, White Mountains Insurance Group, Ltd. (holding company); Martek Biosciences Corp., MedImmune, Inc. (biotechnology); Overstock.com (Internet services); formerly: Director MCI Communications Corporation (subsequently known as MCI WorldCom, Inc. and WorldCom, Inc.) (communications services) (1988 -
2002). Principal occupation during the past five years: Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); formerly: Chairman, White River Corporation (financial services) (1993 - 1998) and Hambrecht & Quist Group (investment banking) (1987 - 1992); President, National Association of Securities Dealers, Inc. (1970 - 1987).

FRED R. MILLSAPS (75)
500 East Broward Boulevard
Suite 2100
Fort Lauderdale, FL 33394-3091, U.S.A.
Director since 1990
Principal occupation during the past five years: Director of various business and non-profit organizations; manager of personal investments (1978 - present); formerly: Chairman and Chief Executive Officer, Landmark Banking Corporation (1969 - 1978); Financial Vice-President, Florida Power and Light (1965 - 1969); Vice-President, Federal Reserve Bank of Atlanta (1958 - 1965).

FRANK A. OLSON (72)
500 East Broward Boulevard
Suite 2100
Fort Lauderdale, FL 33394-3091, U.S.A.
Director since 2003
Director, White Mountains Insurance Group Ltd. (holding company); and Amerada Hess Corporation (exploration and refining of oil and gas) and former director of Becton, Dickinson and Co. (medical technology); Cooper Industries, Health Net (formerly Foundation Health), the Hertz Corporation; Pacific Southwest Airlines, the RCA Corporation, Unicom (formerly Commonwealth

Edison) and UAL Corporation (airline). Principal occupation during the past five years: Chairman of the Board, Hertz Corporation (car rental) (since 1980) (Chief Executive Officer 1977 - 1999); formerly: Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airline).

CONSTANTINE D. TSERETOPOULOS (50)
500 East Broward Boulevard
Suite 2100
Fort Lauderdale, FL 33394-3091, U.S.A.
Director since 2000
Principal occupation during the past five years: Physician, Lyford Cay Hospital (1987 - present), director of various non-profit organizations; formerly:
Cardiology Fellow, University of Maryland (1985 - 1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982 - 1985).

NICHOLAS F. BRADY (74)*
500 East Broward Boulevard
Suite 2100
Fort Lauderdale, FL 33394-3091, U.S.A.
Director since 1993
Director, Amerada Hess Corporation (exploration and refining of oil and gas); Director C2, Inc. (operating and investment business); formerly: Director, H. J. Heinz Company (processed foods and allied products) (1987 - 1988; 1993 - 2003). Principal occupation during the past five years: Chairman, Darby Overseas Investments Ltd., Darby Emerging Market Investments LDC and Darby Technology Ventures Group LLC (investment firms) (1994 - present); Director, Templeton Advisors Ltd. and one other Franklin Templeton Fund; formerly: Chairman of a Franklin Templeton fund investing in emerging markets (until 2003); Secretary of the United States Department of the Treasury (1988 - 1993); Chairman of the Board, Dillon, Read & Co. Inc. (investment banking) (until 1988); U.S. Senator from New Jersey (April 1982 - December 1982).

CHARLES B. JOHNSON (71)*
One Franklin Parkway
San Mateo, CA 94403-1906, U.S.A.
Vice-President since 1992
Director since 1992 and Chairman of the Board since 1995. Principal occupation during the past five years: Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or staff member, director or trustee - as the case may be - of most of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

HARMON E. BURNS (59)*
One Franklin Parkway
San Mateo, CA 94403-1906, U.S.A.
Vice President since 1996
Principal occupation during the past five years: Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; Director, Franklin Templeton Investor Services, Inc., and/or director or trustee
- as the case may be - of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (52)*
One Franklin Parkway
San Mateo, CA 94403-1906
Vice-President since July 2004
Principal occupation during the past five years: officer in 51 investment companies of Franklin

Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.; and formerly Director of Compliance, Franklin Resources, Inc. (1994 to 2001).

JEFFREY A. EVERETT (40)*
P.O. Box N-7759
Lyford Cay, Nassau, Bahamas
President since 2001 and Chief Executive Officer - Investment Management - since 2002
Principal occupation during the past five years: President and Director, Templeton Global Advisors Limited; officer of 15 other investment companies in Franklin Templeton Investments; formerly: Investment Officer, First Pennsylvania Investment Research (until 1989).

MARTIN L. FLANAGAN (44)*
One Franklin Parkway
San Mateo, CA 94403-1906, U.S.A.
Vice President since 1990
Principal occupation during the past five years: Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice-President and Chief Financial Officer, Franklin Mutual Advisers LLC; Executive Vice-President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice-President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice-President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; officer and/or director or trustee - as the case may be - of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

JIMMY D. GAMBILL (57)*
500 East Broward Boulevard
Suite 2100
Fort Lauderdale, FL 33394-3091, U.S.A.
Senior Vice President and Chief Executive Officer - Finance and Administration - since 2002
Principal activities during the last five years: President, Franklin
Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (57)*
One Franklin Parkway
San Mateo, CA 94403-1906, U.S.A.
Vice President since 2000
Principal occupation during the past five years: Senior Associate General Counsel, Franklin Resources, Inc. and Franklin Properties, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; formerly:
President, chief executive officer and director of a real-estate investment trust (until 1999) and of another investment fund (until 2001).

BARBARA J. GREEN (57)*
One Franklin Parkway
San Mateo, CA 94403-1906, U.S.A.
Vice-President since 2000
Principal occupation during the past five years: Vice President and Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin

Investment Services, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 investment companies in Franklin Templeton Investments; formerly: Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman; Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986 - 1995); Attorney, Rogers & Wells (until 1986); Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

RUPERT H. JOHNSON, JR. (64)*
One Franklin Parkway
San Mateo, CA 94403-1906, U.S.A.
Vice President since 1996
Principal occupation during the past five years: Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee - as the case may be - of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

JOHN R. KAY (64)*
500 East Broward Boulevard
Suite 2100
Fort Lauderdale, FL 33394-3091, U.S.A.
Vice President since 1994
Principal occupation during the past five years: Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; formerly: Vice President and Controller, Keystone Group, Inc.

MICHAEL O. MAGDOL (67)*
Rockefeller Center, 600 5th Avenue
New York, NY 10048-0772, U.S.A.
Vice President, AML Compliance since 2002
Director, FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation. Principal occupation during the past five years: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director - as the case may be - of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

ROBERT C. ROSSELOT (44)*
500 East Broward Blvd. Suite 2100
Fort Lauderdale, FL 33394-3091
Secretary since December 2004
Principal activities during the last five years: Senior Corporate Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice-President and Assistant Secretary, Templeton Investment Counsel LLC and Fiduciary Trust International of the South; officer of 15 investment companies in Franklin Templeton Investments; formerly Assistant General Counsel of The Prudential Insurance Company of America (1997 to 2001).

GREGORY R. SEWARD (48)*
500 East Broward Blvd. Suite 2100
Fort Lauderdale, FL 33394-3091
Treasurer since October 2004
Principal activities during last 5 years: Vice-President of Franklin Templeton Services, LLC; officer in 15 investment companies of Franklin Templeton Investments; formerly Vice-President of JP Morgan Chase (2000 to 2004) and American General Financial Group (1991 to 2000).

MURRAY L. SIMPSON (67)*
One Franklin Parkway
San Mateo, CA 94403-1906, U.S.A.
Vice President since 2000
Principal occupation during the past five years: Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director - as the case may be - of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; formerly: Chief Executive Officer and Managing Director, Templeton Franklin Investment Services
(Asia) Limited (until 2000); Director, Templeton Asset Management Ltd. (until
1999).

GALEN G. VETTER (53)*
500 East Broward Blvd. Suite 2100
Fort Lauderdale, FL 33394-3091
Chief Financial Officer and Chief Accounting Officer since May 2004
Principal activities during the last five years: officer of 51 investment companies of Franklin Templeton Investments; Senior Vice President of Franklin Templeton Services, LLC; formerly Managing Director of RSM McGladrey, Inc, and Partner of McGladrey & Pullen, LLP.

* These board members are "interested persons" of the Fund under U.S. federal securities laws. The status of Charles B. Johnson as an "interested person" of the Fund results from his business affiliation with Franklin Resources, Inc. ("Resources"), the parent company of the investment manager and of the distributor. Nicholas F. Brady is considered an interested person of the Fund due to his position as owner of a subsidiary of Resources and his directorship of this company and certain other affiliated companies.

Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Fund currently pays non-interested board members and Mr. Brady an annual retainer of USD 12,000 and a fee of USD 900 per board meeting attended. Board members who serve on the Audit Committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of USD 2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Non-interested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services.

--------------------------------------------------------------------------------

Principles and procedures for proxy voting
The Fund's board has given the Fund's investment manager, Franklin Templeton Global Advisors Limited, voting rights in relation to portfolio securities in the Fund, in accordance with the principles and procedures laid down for proxy voting (the "Principles").

For its part the investment manager has transferred its administrative obligations in relation voting to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a subsidiary wholly owned by Franklin Resources, Inc. All voting rights the Proxy Group receives are exercised in accordance with the instructions of the investment manager and/or the Principles.

To support these Principles when analyzing proxy voting, the investment manager uses Institutional Shareholder Services ("ISS"), an independent service provider appointed to examine appropriate company organizational questions, which provides in-depth analyses of the shareholders' meeting agenda, makes recommendations on proxy voting and records, and gives notice of voting results. The investment manager also uses Glass Lewis & Co., LLC ("Glass Lewis"), an independent service provider providing analytical examination services, so that it can receive analyses and recommendations on proxy voting at the AGMs of public corporations within the U.S. Although the analyses of ISS and/or Glass Lewis are carefully scrutinized and taken into account before any final decision is taken as regards proxy voting, the investment manager does not regard the recommendations of ISS, Glass Lewis or other third parties as definitive for its final decision. The investment manager votes solely in the interests of the Fund and its shareholders. As a matter of principle the officers, board members and employees of the Fund, the investment manager and the Proxy Group are not influenced by external parties whose interests conflict with the interests of the Fund and its shareholders. All conflicts of interest are resolved in the best interest of clients of the investment manager. In situations where the investment manager becomes aware of a material conflict of interest, it can make this public to the Fund board, defer to the voting recommendation made by the Fund board, by ISS, Glass Lewis or another independent service provider operating in this area, or may take such action in good faith (after consulting with advisers) as will protect the interests of the Fund and its shareholders. A management recommendation in relation to a number of points is a factor that will be taken account of by the investment manager when making its decision as regards the way to proceed in voting, but will not be decisive in terms of its final decision. In practice, in relation to most points, votes will be submitted in harmony with the position of the company's management, although each point will be taken note of separately and the investment manager will not support positions taken by the company's management if it considers them to be disadvantageous for investing in the shares of that company.

Principles and Procedures for Voting by the Investment Manager The investment manager has set up fundamental guidelines for voting, described in summary hereunder. These guidelines do not represent an exhaustive list of all events that could occur, and the investment manager cannot predict every possible situation. In every case each occasion of voting is based and guided by the essential facts and circumstances involved.

Board of Directors
The investment manager supports an independent board of directors and prefers key committees such as auditing, appointment and salary committees, to be made up of independent board members. It will as a matter of principle vote against attempts by the management to have a deciding say on the board, and will as a matter of principle vote in favor of moves to decontrol a board. The investment manager may decide not to give a vote to board members who have attended less than 75% of board meetings without adequate reason. Although essentially it approves of a differentiation between Chairman and CEO, the investment manager will examine this point and proposals to reinstate or introduce cumulative voting on a case-by-case basis, and factors such as company guidelines or regulations and the growth of the company will be taken into consideration.

Auditors' Endorsement
In the light of various balance sheet scandals the investment manager will examine the role and performance of the auditors in a thorough manner. In individual cases it will examine proposals relating to connections and payments made outside the scope of an audit. It will moreover take decisions on a case-by-case basis on proposals to rotate auditors, and will vote against the acceptance of auditors if there is clear and obvious evidence of irregularities or negligence.

Management and board remuneration
Share-based remuneration within a company should be balanced against the long-term interests of shareholders. The investment manager assesses plans on a case-by-case basis, taking into account various factors before it decides whether a plan is fair and appropriate, including the quantitative ISS model for examining such plans and/or the assessment of such plans by Glass Lewis. The investment manager is on principle opposed to plans that have the potential to create a highly dilutive effect and will almost always oppose plans that are structured such that the prices of so-called 'underwater options' can be re-fixed, or plans that make it possible to replenish a share allotment automatically ('evergreen'). It supports share option programs for employees on principle where the share purchase price is at least 85% of the real market price, and where the possible share dilution is 10% or less.

Severance agreements will be examined on a case-by-case basis, although the investment manager is on principle opposed to so-called "golden parachutes," which it regards as excessive. It normally supports proposals that allow for a part of the remuneration of board members to be paid in the form of shares, provided their interests are seen in tandem with those of shareholders. The investment manager will examine on a case-by-case basis proposals by shareholders relating to accepting principles for the disbursement of share option plans.

Mechanisms to prevent takeovers and procedures in connection therewith

The investment manager is essentially opposed to measures aimed at preventing takeovers because these tend to restrict shareholders' rights. It can happen, however, that the investment manager will vote for the management if the analysts comes to the conclusion that the proposal is not an encumbrance and does not harm the interests of the Fund or shareholders. The investment manager supports as a matter of principle proposals that make it necessary for shareholder rights plans ("poison pills") to be subject to a vote taken by shareholders, and will assess these plans on a case-by-case basis before deciding whether to support a proposal or not. It votes on principle against proposals to issue shares with dissimilar or lower-ranking voting rights. It is in principle opposed to exaggerated majority requirements in connection with voting and to the counting of so-called "greenmail." The investment manager approves of "fair price" provisions and secret ballots.

Changes to the Capital Structure
In certain case the investment manager will examine proposals made by companies intending to increase their shares in circulation, and also the purpose of this increase, and proposals for preemptive rights. In principle the investment manager would not vote in favor of two-tier capital structures created in order to increase the number of shares issued, if this class of share were to have higher-level voting rights. As a rule, the investment manager would vote in favor of preferenced shares in cases where the company has specified the voting rights, dividends, conversions and other rights these shares have, and provided the conditions for issuing preferred shares are considered to be appropriate.

Mergers and Company Restructuring
Mergers and takeovers are subjected to careful scrutiny by analysts in order to establish if they will benefit shareholders. The investment manager will analyze various economic and strategic factors so that it can come to a final decision as regards a merger or takeover. Any proposed company restructuring is also subject to examination on a case-by-case basis.

Matters connected with Social and Company Policy
The investment manager leaves questions of social, environmental and ethical import entirely to the discretion of the management, although it may vote in favor of policies it believes provide significant economic advantages or implication for the Fund and its shareholders.

Company Management Worldwide
Many of the principles referred to in the foregoing paragraphs are applied to decisions on voting with respect to international firms. In fact in this area the investment manager has to show more flexibility and be attentive to differing market practices in the region concerned.

The investment manager is determined to exercise every voting right it receives in the case of voting both at home and abroad. There may be situations, however, where the investment manager is unable to exercise its right to vote, for example if notification of an AGM is received too late or orders to sell rule out the possibility of voting. The investment manager may under certain circumstances abstain from voting or vote against points such as "Other Matters," if it has not received adequate information from the company in question.

Shareholders may view the complete set of principles online at franklintempleton.com.

Net Asset Value

Calculation of Net Asset Value (NAV)
The Fund calculates the NAV of each class of share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 4:00 PM New York time) by dividing the value of the Fund's securities portfolio plus cash and other assets (including accrued interest and dividends receivable) and less all liabilities (including deferred expenses) by the number of shares outstanding, rounding up or down to the nearest full cent.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by Templeton Global Advisors Limited.

The Fund values portfolio securities actively traded as call options at their market value, as explained above. The current market value of an option held by the Fund is its last selling price on the securities market in question before the Fund values its assets. If no sales have occurred on that day, or if the last selling price was outside the bid and ask prices, the Fund values the options within the range of current closing bid and ask prices, if the Fund believes this valuation reflects the fair market value of the contract.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE trading day. Furthermore, trading takes place in various foreign markets on days that are not trading days for the NYSE and on which the NAV for each class is not calculated. Thus, the calculation of the NAV for each class does not take place simultaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV for each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the functions described above.

Each class of the Fund's shares pays its share of the Fund's expenses in proportion to the number of shares issued per class, with each class paying only the costs of its particular distribution services plan. Net assets are also assigned in proportion to shares issued.

Suspending Calculation of Net Asset Value
The board may set up procedures allowing the Fund to suspend calculation of the NAV for all or part of such times during which (1) the NYSE is closed for trading, except for normal weekends and holidays, (2) trading at the NYSE is curtailed, (3) a state of emergency exists that makes the sale of Fund shares practically impossible, or makes it practically impossible for the Fund to determine its NAV properly, or (4) during other periods that the Securities and Exchange Commission may fix in order to protect the Fund's shareholders. As long as the calculation of the NAV is suspended, the Fund will not issue, redeem or exchange any of its shares.

Representatives

Representative in the Federal Republic of Germany
Dr. Carl Graf Hardenberg
Attorney at law
Claudiusstr. 11
10557 Berlin, Germany

acts as the Fund's representative in the Federal Republic of Germany, in accordance with Article 138 of the German Investment Act (InvG).

The representative represents the Fund in and out of court. He is authorized to receive documents addressed to the management company and the main distributor.

Representative in the Republic of Austria
Bank Austria Creditanstalt AG
Obere Donaustrasse 19
1020 Vienna, Austria

acts as the Fund's representative in the Republic of Austria.

The representative represents the Fund in and out of court. He is authorized to receive documents addressed to the management company and the main distributor.

In actions against the Fund, the management company, or the main distributor relating to the sale of Fund shares in Austria, the Vienna courts shall have jurisdiction.

Tax Information
Shareholders are advised that the tax aspects described in this section relate to information current as of March 1, 2005. Although the Fund and Franklin Templeton Investment Services GmbH treat tax matters with the greatest possible diligence, the changes that are being made to tax laws at increasingly frequent intervals and the possibility of divergent interpretation by the tax authorities mean that no assurance can be given that the tax authorities will recognize the disclosed figures as correct. Shareholders should discuss their personal tax situation with their tax consultants.

Taxation in the United States of America
U.S. income tax: The Fund in principle intends to make at least one annual distribution of essentially all of its net investment income. These include, among others, dividends, interest and short-term capital gains in excess of long-term capital losses. It is also intended to make at least one annual distribution of realized capital gains. By doing so, and by complying with other provisions of the Internal Revenue Code of 1986, the Fund intends to be treated as a regulated investment company. The Fund's status as a regulated investment company does not imply government supervision of its management or investment policy. As a regulated investment company, the Fund generally pays no U.S. federal income tax on the income and gains it distributes to shareholders. Distributions made to U.S. taxpayers are subject to U.S. federal income tax.

U.S. withholding tax: Pursuant to Article 10 of the Convention Between the Federal Republic of Germany and the United States of America for the Avoidance of Double Taxation with Respect to Taxes on Income, as amended on August 21, 1991, the U.S. government will levy a 15% withholding tax on distributions of dividends, interest and short-term capital gains of the Fund to beneficial owners of Fund shares resident in the Federal Republic of Germany. Distributions of long-term realized capital gains are not subject to the withholding tax.

U.S. backup withholding tax: Distributions and income from the redemption of Fund shares paid to individuals and other taxable recipients are subject to a U.S. federal backup withholding tax of 28% if the Fund was not given the shareholder's U.S. taxpayer identification number or, alternatively, a Form W-8BEN certificate from the shareholder claiming exemption from U.S. withholding. Form W-8BEN is included as part of the application form and must be resubmitted every three years.

U.S. estate tax: Pursuant to Article 9 of the Convention Between the Federal Republic of Germany and the United States of America for the Avoidance of Double Taxation with Respect to Taxes on Estates, Inheritances, and Gifts, signed on December 3, 1990, shares of the Fund are not subject to U.S. taxation if they constitute part of an estate or gift of a person resident in the Federal Republic of Germany.

The Fund may be compelled to demand from the heirs a transfer certificate issued by the U.S. Internal Revenue Service or comparable documents that release the Fund from liability for any inheritance taxes that may be due. An Internal Revenue Service transfer certificate is always required if the gross assets held in the U.S. of a deceased shareholder total at least USD 60,000. For gross assets held in the U.S. of less than USD 60,000, the Fund can demand an affidavit to that effect.

Taxation in the Federal Republic of Germany
Every time there is a distribution or income similar to a distribution, it is the Fund's intention to give notice to shareholders of tax requirements pursuant to Article 5 Section 1 (1) of the German Investment Tax Act, at the latest four months after the Fund's financial year ends, and to publish these requirements together with a professional attestation thereof, pursuant to Article 3 of the German Tax Consultancy Act [Steuerberatungsgesetz], in the electronic version of the German Federal Gazette, in order for the Fund to be classed as a transparent fund under the InvStG.

It is thus the legal opinion of the Fund that private shareholders in Germany, pursuant to Articles 2 and 5 of the InvStG, are only required to pay income tax on distributed and reinvested interest and dividend income, as well as on gains from certain other Fund income, regardless of whether the income or earnings are distributed or automatically reinvested in new Fund shares. Interest income and certain other income to shareholders will be taxable in the full amount, whereas only half of distributed and reinvested dividend income will be taxed, for natural persons (the so-called half-income procedure), and in the case of corporations only liable to tax of 5% (Art. 8 (b) Corporation Tax Act [KStG]).

Distributed or reinvested capital gains from the sale of securities and subscription rights to shares of corporations and profits from futures transactions are never liable for taxation in the case of private shareholders. For shareholders holding Fund shares as business assets, 50% of distributed capital gains from the sale of shares or other shareholdings in capital companies is not liable for tax (sole traders or joint traders in the case of partnerships) are taxed, or 95% for corporations, while distributed capital gains from the sale of other securities and profits from futures transactions are fully liable for tax.

The portion of the 15% U.S. withholding tax that was withheld as a result of interest and dividends is offset against the German income tax due in accordance with Article 4 Section 2 of the German Investment Tax Act [InvStG] and the provisions of the Income Tax Act (EStG). If shareholders have their shares administered or held in custody at a German domestic credit institution, that credit institution is required to withhold interest income tax on distributions of interest and certain other income at a current rate of 30% (or 35% for over-the-counter transactions), plus solidarity surcharge, even if distributions are automatically reinvested in new Fund shares.

No interest income tax will be withheld if shares are held in custody outside of Germany and distributions to shareholders are paid out directly by the Fund or through the German paying agent.

Since January 1, 2005, if rights to Fund shares are redeemed, exchanged or transferred in another manner (trading transactions), private shareholders must pay tax on the interim income obtained. Interim income is defined in Art. 1
Section 4 InvStG, with reference to Art. 20 Sect. 1 (7) and Sect. 2 EStG, and may be described in simple terms as the portion of the NAV of an investment share resulting from interest and revenue treated as interest accrued by the Fund, and claims accruing on this revenue, although dividend income does not count as interim income. It is the Fund's intention to publish interim income figures each exchange trading day together with the redemption price.

For private shareholders income obtained from the sale of investment shares, provided the shares are held for longer than the speculation period of one year.

Shareholders holding Fund shares as business assets must, on the other hand, pay tax on profits from the sale of Fund shares in full if the shares are redeemed, exchanged or transferred in some other manner (trading transactions), in which case 50% of reinvested capital gains from the sale of shares or other shareholdings in capital companies, and dividend income not yet received from distribution or reinvestment, is not liable for tax (sole traders or joint traders in the case of partnerships) are taxed, or 95% for corporations (so-called stock profits). The Fund intends to calculate these stock profits on a daily basis as a percentage of the redemption price and to publish them, together with the redemption price.

If Fund shares are redeemed through a German credit institution - which does not include simply paying out the redemption proceeds via a point of payment - this will be liable for deduction of interest income tax on the interim income and, in the case of reinvesting funds, on the so-called proportionate cumulative reinvested income. Interest income tax is not in principle a final taxation; it is only an advance on the income or corporation tax to be determined by the fiscal authorities.

Because of the increasing frequency of changes to taxation laws, and the uncertainty arising from a differing interpretation thereof by the fiscal authorities, shareholders are advised to seek tax advice from their tax advisers.

The type of taxation and amount of income liable for tax are laid down in binding fashion by the German Federal Tax Office. Although the Fund and Franklin Templeton Investment Services GmbH take great care in dealing with issues relevant to taxation, no guarantee can be given that the tax authorities will recognize the figures published by Franklin Templeton as correct.


Taxation in the Republic of Austria

Articles 40 and 42 of the Austrian Investment Funds Act of 1993 (InvFG), as amended, are of particular relevance as concerns the basis for the taxation of foreign investment funds.

Income from foreign investment funds is taxed in Austria on the basis of the distributions paid out by the foreign fund on the one hand (Article 40 Section 1 InvFG) and on so-called income equivalent to distributions on the other (Article 40 Section 2 InvFG).

Income equivalent to distributions
Income equivalent to distributions consists of interest, dividends, income equivalent to distributions of units held by the Fund in other Austrian domestic or foreign investment funds, as well as other income remaining after the deduction of Fund expenses and not distributed to shareholders (Article 40 Section 2 Para. 1 InvFG).

Realized capital gains of foreign funds also constitute income equivalent to distributions (Article 42 Section 3 InvFG). Capital gains realized in the Fund from claimable securities are not liable for tax in the case of private investors.

All other capital gains achieved by the Fund are subject to tax reductions in the case of private investors, as follows:

The individual investor has to pay taxes on only 20% of the capital gains at a fixed rate of 25%; the other 80% is not liable for tax. Realized capital gains of foreign funds are only given tax advantages if income equivalent to a distribution can be proven.

Income equivalent to a distribution is notionally deemed as having been distributed four months after the end of the Fund's financial year. Realized capital gains from the sale of Fund shares themselves will be taxed within the speculation period of one year after the shares were acquired, in the case of private investors, at normal income tax rates. After this period expires profits are not liable for tax.

Tax scale
For private investors, distributions and income equivalent to distributions of foreign investment funds is subject to income tax at a rate of 25%.

Capital gains realized on the sale of Fund shares are liable to the general sliding tax scale applicable to private investors, provided these gains were achieved within the speculation period.

Capital gains tax deduction
Distributions paid by foreign funds having a paying agent in Austria are in principle subject to the 25% Austrian capital gains tax (Article 93 Section 3 Paragraph 5 of the Income Tax Act). Moreover income equivalent to distribution that has notionally accrued since June 30, 2005 will also be liable for capital gains tax. Payment of this capital gains tax is deemed as satisfying income tax requirement (so-called end taxation).

Protective taxation
If shares of the foreign fund are held in custody at an Austrian domestic credit institution and the investor does not comply with its obligation to make disclosures to the fiscal authorities (see below), for the purposes of capital gains tax on income equivalent to distribution a notional distribution is provided, which is usually less advantageous. In this case the amount of capital gains deemed received is:

     . 6% of the last redemption price determined in a particular calendar year, effective on December 31 of each year, if shares can be attached to the taxpayer for the entire calendar year;
     . 0.5% of the last redemption price determined before the sale or transfer, for each full or partial month of the current calendar year, effective at the time of sale or transfer, if shares are sold or transferred out of the country during the year.
     . The respective 6% and 0.5% rates apply to notional capital gains deemed received after September 30, 2003 and are the basis for calculation of the 25% capital gains tax payable.

No capital gains taxes are withheld on this notional investment income if the taxpayer submits a declaration to the tax authorities confirming that he has complied with disclosure requirements as they pertain to the shares.

Capital gains tax withheld on actual and notional investment income is a form of advance taxation ("protective taxation"), which can be offset against any tax liability in an assessment.

If income equivalent to distribution is notionally obtained after June 30, 2005, no protective taxation is payable, because capital gains tax is automatically deducted by the custodian agent in Austria without further supplement on the part of the investor.

Assessment
If shares are held in custody outside of Austria, no capital gains taxes are withheld, in which case taxation proceeds are exclusively through assessment.

If income equivalent to distribution has accrued before July 1, 2005, this income will be subject to a tax of 25% in the form of an assessment. This income will be published on the homepage of the Federal Ministry for Finance at https://www.bmf.gv.at/steuern/weiteresteuern/investmentfondgesetz and will consequently be regarded as declared.

Note: The Fund has appointed a tax consultant and intends to provide all documentary evidence required. Investors are urged to consult with their tax consultant with regard to any individual tax consequences that may arise. The Fund and Franklin Templeton Investment Services assume no liability for the imposition of specific taxes. The Federal Ministry of Finance makes the binding determination with regard to taxable amounts.

Transfer Agent
Franklin Templeton Investor Services, LLC (Investor Services)
100 Fountain Parkway
St. Petersburg, Florida 33716-1205, U.S.A.

acts as the Fund's transfer agent. The duties of the transfer agent include the recording of purchases, transfers and redemption requests, the distribution of dividends, realized capital gains and reinvestments, as well as regular communication with shareholders.

The transfer agent receives from the Fund an annual service fee in the amount of USD 24.00 for each shareholder account, in addition to out-of-pocket expenses. This fee is adjusted annually in line with the consumer price index published by the U.S. Department of Labor. The transfer agent is a subsidiary of Templeton Worldwide, Inc., and its capital resources amounted to USD 8,451,308 on September 30, 2004.

Independent Auditors
The audit firm
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105, U.S.A.

is the Fund's independent auditor. Its duties are the auditing of the Fund's financial statements and the review of the documents the Fund must file with the Securities and Exchange Commission and the Internal Revenue Service.

Disclosures

Price Disclosures
The offering price and the redemption price are published daily by, among others, the following media outlets: Frankfurter Allgemeine Zeitung, Handelsblatt, Der Standard (Austria), on the Internet at http://www.franklintempleton.de, ARD/ZDF Videotext Page 760/700.

The board of directors of Templeton Growth Fund, Inc. can determine at its discretion whether or not to continue publishing in any of the media indicated above, or whether to publish in alternative or additional electronic or print media. Share prices are also available from Franklin Templeton Investment Services GmbH.

Semi-Annual and Annual Reports
The Fund's financial year ends on August 31 of any calendar year. Shareholders will receive reports containing the Fund's portfolio holdings and other information at intervals not exceeding six months. The annual report is audited by the independent auditor.

Distribution Services Plan
The Fund has authorized a distribution services plan for the Fund shares according to Rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to reimburse the main distributor for certain fees and expenses of activities that are primarily geared to promote sales of Fund shares. The distribution service fee pursuant to the plan may not exceed 0.25% per year of the average daily net assets of Class A shares. The main distributor may assign a portion of this fee to investment intermediaries who make the commitment to provide full service to the shareholders to whom they have distributed the Fund. The plan provides that fees and expenses that were not reimbursed in any particular month (including fees and expenses that were not reimbursed because they exceeded the annual limit of 0.25% of the average daily net assets of the
Fund) may be reimbursed in future months or years in accordance with legal requirements. The Board of Directors regularly reviews the appropriateness of payments made under the distribution services plan.

Paying Agent Fee
Establishing paying agents simplifies payment transactions between investors and the Fund's transfer agent. The Fund pays J.P. Morgan AG an annual fee of EUR 2,500, Marcard, Stein & Co. GmbH & Co. KG and Merck, Finck & Co it pays an annual fee of EUR 15,000 and Bank Austria Creditanstalt AG it pays an annual fee of EUR 2,543.55. Any expenses arising are also reimbursed.

Place of Jurisdiction

Federal Republic of Germany
Berlin is the venue for actions against the Investment Company, the management company or the main distributor as they relate to the sale of Fund shares to the public in the Federal Republic of Germany. Court papers and all other documents may be served on the representative.

Republic of Austria
Vienna is the venue for actions against the Investment Company, the management company or the main distributor as they relate to the sale of Fund shares in Austria. Court papers and all other documents may be served on the representative.

Right of Revocation

Federal Republic of Germany
If the purchase of investment units occurs by verbal agreement off the regular business premises of the party selling the units or brokering their sale, without the purchaser having requested from the seller or broker the negotiations resulting in the transaction, then the purchaser may, under Article 126 of the Investment Act (InvG), rescind the agreement to purchase (right of revocation).

Revocation must be made in writing within two weeks to the Investment Company or its representative. The notice period shall commence on the delivery of the agreement to purchase, but not until the prospectus has been offered to the purchaser unrequested and free of charge. Compliance with the revocation deadline requires only that the revocation be sent by this deadline.

The right of revocation is not available to a businessperson who has acquired the units as business assets.

If the purchaser has already made payments prior to the revocation, the Investment Company must, in exchange for the units being returned, refund the value of the units paid for on the day after receipt of the notice of revocation, along with the costs paid.

Republic of Austria
If the investor is a consumer in the sense of the Austrian Consumer Protection Act (KSchG) and has not made his declaration within the deadlines always used for business purposes by the investment company or the person selling the shares or acting as proxy in the selling of the shares, he may withdraw from the contract or his application for the contract. This withdrawal may be declared up to the day the contract becomes valid or within one week thereafter. The period until the deadline begins when the contract is handed over, but in any case at the earliest when it acquires validity.

A withdrawal must be in writing to be legally valid. In this case it is sufficient for the consumer to send back to the company, or any persons commissioned by it who have been part of the contract's negotiation, a document containing his contractual declaration or that of the investment company, with a note making it clear that the consumer is rejecting implementation or maintenance of the contract.


Contract Terms

1    General matters

1.1 The legal relationships in terms of corporate law between the investor and the Fund are subject to U.S. law and are controlled by the following contract terms, which are based on U.S. law, the bylaws and additional information. Copies of the complete bylaws and additional information in German are available from the German representative. In addition to the aforementioned documents, the current annual report of the management company is also available from the Austrian representative.

1.2 The legal relationship between the investor and the Fund begins upon receipt by the transfer agent of the properly completed purchase application and the investment amount in U.S. currency, as long as the application is not rejected. When the legal relationship enters into force, the investor receives investment shares whose value is determined by the net asset value calculated on the next business day following receipt of the application and the investment amount. An initial investment must be of at least EUR 2,500. For automatic investment plans, the minimum investment amount is EUR 100 per month or per quarter.

1.3 Immediately following the entry into force of the legal relationship, the transfer agent will establish a shareholder account for the investor into which, among other things, the number of shares acquired will be deposited. The shareholder receives a confirmation and, on request, a share certificate to that effect.

2    Offering Price

2.1 The offering price of an investment share is calculated by dividing the net asset value of the Fund by the total number of investment units outstanding, then adding the sales charge, which is governed by the size of the investment.

2.2 Investors who acquire a specified number of shares within a 13-month period and hold them for at least one day during that period, and provide a letter of intent (LOI) to that effect, benefit from a reduction of the sales charge for the total investment. Any redemptions made during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

2.3 For automatic investment plans, sales charges are only due on the investment amounts actually deposited; there is no advance debiting of costs.

3    Redeeming shares

Fund shares are redeemed on each day on which the net asset value per share of the Fund is calculated, provided the shareholder sends to the transfer agent via Franklin Templeton Investment Services GmbH a redemption request in proper form.

The redemption price is the net asset value per share next calculated after the transfer agent receives the redemption request in proper form, less any applicable market timing fee.

4    Investment restrictions

4.1 To protect investors, the Fund has subjected itself to extensive investment restrictions that cannot be changed without the consent of shareholders. These restrictions are described in detail in the prospectus.

4.2 Basically, the Fund may not invest in: a) units of other funds, irrespective of their legal form b) shares in venture capital or private equity funds c) real estate or mortgages on real estate d) commodity or currency futures contracts e) securities of any company of which directors or officers individually own more than 0.5% and in aggregate more than 5%
     f) interests in mineral exploration programs

4.3  The Fund also may not:
     a) borrow money, except for redeeming shares, and then only for temporary purposes and in an amount not exceeding 10% of its net asset value. Borrowing may only take place under normal market conditions and required the custodian to consent to the terms of credit.
     b) mortgage or otherwise encumber its net assets, except to secure indebtedness permitted under its borrowing under (a) and in an amount not exceeding 10% of its net asset value c) invest more than 25% of its net assets in any one industry d) invest in letter stocks e) sell short, or buy or sell puts, calls, straddles or spreads. f) The Fund may trade in so-called stock index futures contracts, and under certain circumstances it may purchase or sell options with respect to such contracts.

It is hereby certified that Bank Austria Creditanstalt AG, in its capacity as representative and prospectus examiner, has examined the present prospectus and determined that it is correct and complete.

Bank Austria Creditanstalt AG
Mag. Alfred Simon
Ulrike Sperl

Presented by:
Independent Distributor

References to independent distributors pertain solely to the distribution of Franklin Templeton funds.

          Offering prospectuses and other documentation are available free of charge from your advisor or from:

                   FRANKLIN TEMPLETON INVESTMENT SERVICES GMBH
          Postfach 11 18 03, 60053 Frankfurt am Main, Germany . Mainzer
                Landstrasse 16, 60325 Frankfurt am Main, Germany
          Tel.: 08 00/0 73 80 02 (Germany) . 08 00/29 59 11 (Austria) .
                              Fax: 0 69/2 72 23-120
                   e-mail: info@franklintempleton.de (Germany)
                      info@franklintempleton.at (Austria) .
                  Internet: www.franklintempleton.de (Germany)
                       info@franklintempleton.at (Austria)